UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2016

Date of reporting period:  August 31, 2016

Item 1. Reports to Stockholders.

Annual Report|August 31, 2016

Performance Trust Strategic Bond
Fund (Symbol: PTIAX) and
Performance Trust Municipal Bond
Fund (Symbols: PTIMX, PTRMX)

© 2016 PT Asset Management, LLC. All Rights Reserved.

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

Performance Trust Strategic Bond Fund (PTIAX) Annual Management’s
Discussion of Fund Performance:  Year Ended 8/31/2016

Over the past fiscal year ended August 31, 2016, Performance Trust Strategic Bond Fund (“PTIAX” or the “Fund) posted a gain of 7.48% compared to 5.97% for the Barclays Capital U.S. Aggregate Bond Index.  The past year saw very big changes for both the Fund and for fixed-income markets.  Fund assets grew more than four times going from $164.37 million to $688.60 million during the year.  Managing that growth and maintaining desired allocations occupied most of the management team’s time and attention.  The table below breaks down allocations at the beginning and end of the year.

	8/31/15	8/31/16
Non-agency RMBS	52.43%	42.68%
CLO’s	3.93%	5.91%
CMBS	0.49%	8.40%
Structured Credit	56.85%	56.99%
Cash	0.59%	4.16%
Treasuries	0.00%	2.36%
IG Corporates	0.37%	3.15%
High Yield	1.43%	0.31%
Taxable Muni	18.41%	14.27%
Tax-Exempt Muni	22.35%	18.76%

While the breakdown within structured credit changed somewhat, we are pleased that we were able to maintain the overall allocation throughout the growth period.  It remains our favorite asset class in the fixed-income space.  We regard taxable municipal bonds as a direct alternative to corporate bonds.  Spreads are similar and the fundamental credits are better in our opinion.  Allocation to that asset class was intentionally reduced in response to a flattening yield curve (more on that below).  Tax-exempt municipal bonds are an opportunistic place to invest, and allocations can be expected to wax and wane there accordingly.

Fixed-Income Market and Looking Forward

Interest rates were generally down during the year with the 10-yr Treasury falling 64 basis points from 2.22% to 1.58%.  As rates fell, it was natural that our more interest rate sensitive assets performed the best.  The municipal bonds in the Fund (both taxable and tax-exempt) were up roughly 12% for the year, while structured credit saw very little in the way of price appreciation and the return was in line with the carry (yield), a little over 5%.  We believe it is likely that in a rising interest rate scenario the relative performance would be reversed, with structured credit returns outpacing municipals.

Just as important as the absolute level of rates, in our opinion, is what happened to the slope of the yield curve.  Rates on the short end of the curve were little changed and the curve flattened meaningfully.  The yield curves from the beginning of the year and the end of the year appear below.

Treasury Rates

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

A flatter yield curve generally makes it more difficult to take interest rate risk efficiently.  As long as the yield curve remains relatively flat, we are likely to increase our allocation to assets that have less interest rate risk going forward (structured credit, particularly non-agency residential mortgage-backed securities (RMBS)), and decrease our allocation to assets that benefit the most from rolling the yield curve (taxable municipal bonds).

Future allocations to tax-exempt municipals are harder to predict.  The case for tax-exempts as a cross-over investment is twofold.  First, it is not unusual at all for tax-exempt municipal bonds to outperform taxable asset classes, particularly on a risk-adjusted basis.  They tend to be less volatile, and yields, especially in this very low interest rate environment, are more competitive than many realize.  Second, and arguably more important, it is where we find the greatest mispricing of bonds relative to the underlying cash flows.

The municipal bond space is still an asset class dominated by retail investors.  Many of those investors are driven by considerations other than total return.  At the end of the day, bonds are sets of cash flows, and the present value of those cash flows is the price on the bond.  We often find that prices on bonds in the municipal space, particularly where optionality or other complications are in play, are simply, mathematically “wrong”.  By wrong, we mean the price/present value on the bond does not make sense compared to alternatives in more institutional dominated spaces like corporates, mortgages, or sovereign debt.  As a still relatively small fund, it is a competitive advantage for us to be able to enter that space to take advantage of prices that, we believe, do not accurately reflect the real risk/reward characteristics of the securities.

As this is being written, we still believe the tax-exempt market is attractive, but that can change quickly, and good opportunities can be difficult to find even when we like the market.  Thus, it is difficult to say whether allocations to tax-exempts will increase or decrease.

Our current allocation to commercial mortgage-backed securities (CMBS) (8.40%) was put in place after bringing on a Commercial Real Estate Credit specialist with fifteen years of experience.  The allocation is actually a nearly even split between seasoned mezzanine bonds that we believe have ample credit enhancement and well underwritten underlying loans, and more current issue Interest Only (I/O) tranches.

In short, we very much like the credit characteristics of the seasoned bonds, and the interest rate risk characteristics of the I/O.  We believe we are being well-paid in both cases given the fundamental risks that we assess, and we think it is likely our allocation to CMBS will drift higher.

Credit spreads ended the year nearly unchanged, but that doesn’t mean there wasn’t considerable volatility along the way.  In January and February, both Investment Grade (IG) and High Yield spreads increased to levels not seen since 2011.  We began to increase allocations to these asset classes at one point reaching nearly 10%.  We have historically thought both asset classes were overpriced relative to other fixed-income opportunities available to us.  Spreads contracted very quickly in March, however, and the decision to increase that allocation was abandoned soon after it began.  We are once again of the opinion that IG corporates are overpriced relative to taxable munis, and that High Yield corporates are overpriced relative to non-agency RMBS and other structured credit.

As a total return bond fund, we seek to position ourselves in the most undervalued fixed-income securities we can find consistent with the need for proper diversification and liquidity.  To identify such opportunities, we find scenario analysis (over roughly a three-year investment horizon) to be more valuable than rate or market forecasting.  We call this methodology Shape Management®, and we attribute our historical outperformance of the Barclays Capital U.S. Aggregate Bond Index largely to our allocation decisions.

Performance Trust Municipal Bond Fund (PTIMX, PTRMX) Annual Management’s
Discussion of Fund Performance:  Year Ended 8/31/2016

In the fourth quarter of every year, the most experienced and best educated economists across Wall Street release their forecasts of Treasury interest rates for the upcoming year.  Using a median of the economist forecasts, an investor might reasonably expect to get a sense of where rates levels will be in the following year.  At the very least, an investor might reasonably expect that economists could correctly predict the direction of rates for the upcoming year (after all, there is a 50/50 chance economists will correctly guess that rates will either go up or down).  Not only were median economist rate predictions in 2014, 2015, and now seemingly 2016, wrong in predicting rate levels, the median economists’ forecasts didn’t match the actual direction of rates.  As a result of wide errors in economists’ forecasts, we question the use of interest rate predictions in the investment process.

The Institutional Class shares of the Performance Trust Municipal Bond Fund (“PTIMX” or the “Fund”) performed strongly in the twelve months ended August 31, 2016, returning 9.43%, relative to the Barclays Capital U.S. Municipal Bond Index’s return of 6.88%.  We have been asked if the Fund’s performance can be attributed to a rate bet that we have made.  After all, PTIMX had a higher duration (6.9 years, versus Barclays Capital U.S. Municipal Bond Index’s duration of 5.4 years as of August 31, 2016) while interest rates fell.  Our response is simple:  We do not make any bets on the direction of rates.  In fact, our investment process removes forecasting interest rates entirely by examining the distribution of returns on a bond over both positive and negative interest scenarios (over some horizon).  Because of mispricings and inefficiencies in the

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

municipal bond market, an investor can find bonds with future returns that are relatively attractive and avoid bonds with future returns that are relatively inferior in most, if not all, interest rate scenarios.  We refer to this strategy as Shape Management®.

By utilizing Shape Management®, we have the potential to direct our purchases to bonds with the most optimal total returns.  For example, in the last twelve months, we moved further out on the yield curve as a front end flattening of the yield curve made shorter bonds less attractive (PTIMX’s effective maturity has extended from 10.7 years on August 31, 2015 to 12.5 years on August 31, 2016).  Additionally, we improved the average credit quality of PTIMX as credit spreads across credit ratings have sharply compressed (PTIMX’s AA1 and higher bucket increased from 32.3% of the portfolio on August 31, 2015 to 46.8% in August 31, 2016).  These changes were made as a result of our regular re-evaluation of PTIMX using Shape Management® principles.  This process ensures we are consistently adding bonds with favorable return characteristics and removing holdings whose returns are no longer attractive over a given horizon.

Much of the yield curve flattening and spread compression mentioned above was the result of favorable market conditions through the twelve months ended August 31, 2016.  While no specific rate bets were made, PTIMX benefited from the 10-year AAA1 municipal benchmark falling by 0.75% over the course of the year.  The falling rates were partially driven by two characteristics: higher demand among municipal buyers and fundamental changes that led Treasury bonds higher.  First, with the amount of negatively yielding bonds across the globe exceeding $10 trillion, international buyers have been flocking to positively yielding assets such as US municipal bonds.  As of August 31, 2016, municipal bond funds received 48 consecutive weeks of inflows, amounting to $35 billion.  Additionally, over $100 billion dollars of bonds matured over the summer months of 2016 (June, July, August), returning cash back to investors that was subsequently invested back into the market.  Second, the fundamental picture of the economy changed in the beginning of calendar year 2016 with a sharp decrease in oil prices, setting off losses in equities and spread assets as investors feared for the solvency of the oil companies.  On the back of selloffs in markets, investor concerns about growth in Europe, China, and Japan, and unprecedented easing by global central banks, Treasuries rallied hard in the first month of the year, taking munis up with them.  Also, among the most notable events of the year was the unexpected outcome of a referendum held in the United Kingdom to break away from the European Union (“Brexit”), which has potentially set consequences into motion for companies that conduct business throughout Europe.  Treasuries immediately rallied on the news, leaving yields on municipal bonds even lower.  These global events led the Federal Reserve to take a more cautious approach toward monetary policy, allowing rates to settle in at lower levels.

While it is clear lower rates in 2014, 2015, and 2016, have benefited the Fund, we are constantly examining the Fund portfolio’s bonds’ performance through both higher and lower interest rates.  Technical and fundamental tailwinds, which currently favoring lower rates, can easily blow in a different direction.  Using Shape Management® principles, we will prepare the Fund’s portfolio for optimal outcomes regardless of how rates are moving.  While losses or gains may occur in the short term, we believe over a longer term horizon (3 years), we can position the portfolio to maximize its risk/return potential.

Past performance is not indicative of future returns. The views in this report were those of the Funds’ Managers as of August 31, 2016 and may not reflect the views of the Funds’ Managers on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

_______________

[1]	AAA and AA represent the two highest quality rankings for bonds without reference to a specific rating agency.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX)

Performance Trust Strategic Bond Fund (Unaudited)
Total Return vs. Barclays Capital U.S. Aggregate Bond Index

Average Annual Returns—For the Periods Ended August 31, 2016 (Unaudited)

				ANNUALIZED
	ONE	THREE	FIVE	SINCE INCEPTION
	YEAR	YEAR	YEAR	(AUGUST 31, 2010)(1)
Performance Trust Strategic Bond Fund	7.48%	6.71%	6.85%	7.27%
Barclays Capital U.S. Aggregate Bond Index	5.97%	4.37%	3.24%	3.47%

(1) The Performance Trust Strategic Bond Fund (the “Fund”) commenced investment operations on September 1, 2010.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Barclays Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Barclays Capital U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2010, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAMfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2016

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Performance Trust Municipal Bond Fund – Institutional Class (Unaudited)
Total Return vs. Barclays Capital U.S. Municipal Bond Index

Average Annual Returns—For the Periods Ended August 31, 2016 (Unaudited)

				ANNUALIZED
	ONE	THREE	FIVE	SINCE INCEPTION
	YEAR	YEAR	YEAR	(JUNE 30, 2011)
Performance Trust Municipal Bond Fund –
Institutional Class	9.43%	8.41%	7.68%	7.64%
Barclays Capital U.S. Municipal Bond Index	6.88%	6.47%	4.80%	5.19%

The Barclays Capital U.S. Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Barclays Capital U.S. Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $1,000,000 made on June 30, 2011, the inception date for the Institutional Class shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAMfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTRMX)

Performance Trust Municipal Bond Fund – Retail Class (Unaudited)
Total Return vs. Barclays Capital U.S. Municipal Bond Index

Average Annual Returns—For the Periods Ended August 31, 2016 (Unaudited)

			ANNUALIZED
	ONE	THREE	SINCE INCEPTION
	YEAR	YEAR	(SEPTEMBER 28, 2012)
Performance Trust Municipal Bond Fund – Retail Class	9.20%	8.21%	5.08%
Barclays Capital U.S. Municipal Bond Index	6.88%	6.47%	3.75%

The Barclays Capital U.S. Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Barclays Capital U.S. Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on September 28, 2012, the inception date for the Retail Class shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAMfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX, PTRMX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2016

* For additional details on allocation of portfolio holdings by state, please see the Schedule of Investments.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2016

	Performance Trust	Performance Trust
	Strategic	Municipal
	Bond Fund	Bond Fund
Assets
Investments, at value (cost $699,926,635 and $144,067,612, respectively)	$708,379,558	$153,071,053
Cash	1,250,293	11,513,464
Dividend and interest receivable	3,660,477	1,270,160
Receivable for investments sold	—	568,113
Receivable for Fund shares sold	4,522,434	1,950,262
Other assets	39,776	37,757
Total Assets	717,852,538	168,410,809

Liabilities
Payable for investments purchased	28,568,142	5,455,569
Payable for Fund shares redeemed	167,486	1,636,816
Payable to Adviser	319,220	24,349
Payable to affiliates	121,891	49,326
Payable for distributions	4	2,945
Accrued expenses and other liabilities	78,538	32,214
Total Liabilities	29,255,281	7,201,219

Net Assets	$688,597,257	$161,209,590

Net Assets Consist Of:
Paid-in capital	$682,090,896	$152,121,857
Accumulated undistributed net investment income	90,598	5,339
Accumulated undistributed net realized gain (loss) on investments	(2,037,160)	78,953
Net unrealized appreciation on investments	8,452,923	9,003,441
Net Assets	$688,597,257	$161,209,590

Strategic Bond Fund Shares
Net assets	$688,597,257
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	29,961,136
Net asset value, redemption and offering price per share(1)	$22.98

Municipal Bond Fund Shares – Institutional Class
Net assets		$129,466,054
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)		5,205,861
Net asset value, redemption and offering price per share(1)		$24.87

Municipal Bond Fund Shares – Retail Class
Net assets		$31,743,536
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)		1,274,490
Net asset value, redemption and offering price per share(1)		$24.91

(1)  If applicable, redemption price per share may be reduced by 2.00% redemption fee for shares redeemed within sixty days of purchase.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2016

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITIES–9.94%

Adirondack Park CLO Ltd.
2013-1, 3.680%, 04/15/2024 (a)	$3,300,000	$3,324,080

Apidos CLO XII
2013-1, 2.430%, 04/15/2025 (a)	1,500,000	1,509,553

Apidos CLO XIV
2013-14, 4.180%, 04/15/2025 (a)	2,460,000	2,410,266

Apidos CLO XVI
2014-16, 6.438%, 01/21/2025 (a)	1,000,000	723,968

ARES CLO Ltd.
2015-24R, 3.367%, 10/12/2023 (a)	5,000,000	5,010,225

Ares XXIII CLO Ltd.
2014-23, 4.100%, 04/19/2023	750,000	750,979

Bayview Financial Acquisition Trust
2007-A, 6.725%, 05/28/2037	5,800,000	5,941,481

Bridgeport CLO II Ltd.
2007-2D, 4.897%, 06/18/2021 (a)	1,036,292	913,525

Carlyle Global Market
Strategies CLO Ltd.
2012-1R, 1.926%, 04/20/2022 (a)	2,005,865	2,004,306
2012-2A, 2.796%, 07/20/2023 (a)	3,000,000	3,001,944

Carrington Mortgage Loan Trust
2006-NC3, 0.624%, 02/25/2036 (a)	1,989,323	1,936,175

Countrywide Asset-Backed
Certificates
2005-10, 4.638%, 10/25/2032 (a)	22,920	22,964

Eaton Vance CLO Ltd.
2013-1A, 2.617%, 11/13/2024 (a)	3,500,000	3,497,099

Equity One Mortgage
Pass-Through Trust
2003-3, 4.868%, 12/25/2033 (a)	1,437,504	1,371,444

Finn Square CLO Ltd.
2012-1A, 4.240%, 12/24/2023 (a)	1,500,000	1,500,000

Home Equity Loan Trust
2007-FRE1, 0.654%, 04/25/2037 (a)	868,463	850,151

Inwood Park CDO Ltd.
2007-1, 4.196%, 01/20/2021 (a)	2,500,000	2,447,780

LCM XII Ltd.
2015-12R, 4.333%, 10/19/2022 (a)	1,000,000	999,121

Madison Park Funding IV Ltd.
2007-4, 4.247%, 03/22/2021 (a)	1,409,901	1,375,753

Magnetite VI Ltd.
2012-6A, 2.503%, 09/15/2023 (a)	5,000,000	5,023,240

Marine Park CLO Ltd.
2012-REFI, 4.351%, 05/18/2023 (a)	3,000,000	2,956,362

MASTR Asset Securitization Trust
2002-NC1, 3.674%, 10/25/2032 (a)	445,876	449,228

Mountain View CLO II Ltd.
2006-2, 4.417%, 01/12/2021 (a)	1,000,000	775,186

Ownit Mortgage Loan Trust
2005-1, 1.619%, 09/25/2035 (a)	5,976,960	5,388,963

RAAC Trust
2007-RP2, 0.838%, 02/25/2046 (a)	4,210,990	3,935,045

RAMP Trust
2003-RS4, 4.018%, 03/25/2033 (a)	41,977	42,160
2006-RS6, 0.704%, 07/25/2035 (a)	2,646,172	2,405,169

Renaissance Home Equity
Loan Trust 2005-1
2005-1, 5.016%, 05/25/2035	1,056,904	1,092,005

Specialty Underwriting &
Residential Finance Trust
2006-BC2, 4.113%, 02/25/2037	1,187,368	639,056

Structured Asset Investment
Loan Trust
2006-4, 0.654%, 07/25/2036 (a)	2,504,056	1,770,642

US Residential Opportunity
Fund III Trust
2016-1A, 3.475%, 07/27/2036	2,327,243	2,334,111

Venture VIII CDO Ltd.
2007-8, 4.952%, 07/22/2021 (a)	2,500,000	2,055,578

TOTAL ASSET BACKED SECURITIES
(Cost $68,915,956)		68,457,559

CORPORATE BONDS–3.12%

Anheuser-Busch InBev Finance, Inc.
3.300%, 02/01/2023	5,000,000	5,255,045

Baptist Health South Florida, Inc.
4.590%, 08/15/2021	645,000	719,854

Catholic Health Initiatives
2.950%, 11/01/2022	2,000,000	2,024,806

Eagle Bancorp, Inc.
5.000%, 08/01/2026 (a)	2,000,000	2,062,500

Flagstar Bancorp, Inc.
6.125%, 07/15/2021	2,000,000	2,044,096

Great Southern Bancorp, Inc.
5.250%, 08/15/2026 (a)	1,500,000	1,545,000

Howard Hughes Medical Institute
3.500%, 09/01/2023	2,569,000	2,818,221

Memorial Health Services
3.496%, 05/01/2022	575,000	615,821

Preferred Bank/Los Angeles, CA
6.000%, 06/15/2026 (a)	2,000,000	2,110,000

Renasant Corp.
5.000%, 09/01/2026 (a)	1,250,000	1,268,750

WSFS Financial Corp.
4.500%, 06/15/2026 (a)	1,000,000	1,010,000

TOTAL CORPORATE BONDS
(Cost $20,951,476)		21,474,093

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2016

	PRINCIPAL
	AMOUNT	VALUE

MORTGAGE BACKED SECURITIES–46.46%

Adjustable Rate Mortgage Trust
2005-3, 3.043%, 07/25/2035 (a)	$1,881,717	$1,714,911

Alternative Loan Trust
2004-J3, 4.750%, 04/25/2019	55,713	56,782
2004-30CB, 5.500%, 03/25/2020	304,339	307,106
2006-J5, 4.639%, 07/25/2021 (a)	84,532	81,017
2006-J3, 5.750%, 05/25/2026	1,454,375	1,298,031
2004-18CB, 5.500%, 09/25/2034	157,347	161,992
2004-27CB, 6.000%, 12/25/2034	593,189	591,660
2004-29CB, 5.375%, 01/25/2035	327,589	330,944
2005-J2, 1.024%, 04/25/2035 (a)	696,518	560,240
2005-6CB, 7.500%, 04/25/2035	151,561	156,312
2005-21CB, 6.000%, 06/25/2035	2,125,467	2,123,487
2005-26CB, 5.500%, 07/25/2035	320,356	288,693
2005-40CB, 5.500%, 10/25/2035	81,108	72,061
2005-46CB, 5.500%, 10/25/2035	627,522	594,145
2005-52CB, 5.500%, 11/25/2035	134,765	120,985
2005-52CB, 5.500%, 11/25/2035	45,065	40,232
2005-J13, 5.500%, 11/25/2035	201,767	185,792
2005-64CB, 5.500%, 12/25/2035	103,558	97,086
2005-65CB, 1.274%, 01/25/2036 (a)	115,017	82,294
2005-65CB, 5.500%, 01/25/2036	293,201	257,206
2005-73CB, 5.750%, 01/25/2036	651,061	539,965
2005-86CB, 5.500%, 02/25/2036	347,542	297,863
2006-4CB, 1.224%, 04/25/2036 (a)	766,592	436,884
2006-6CB, 5.500%, 05/25/2036	314,928	295,902
2006-6CB, 5.500%, 05/25/2036	207,033	151,086
2006-12CB, 5.750%, 05/25/2036 (a)	1,182,898	889,580
2006-16CB, 6.000%, 06/25/2036	332,184	276,513
2006-19CB, 0.924%, 08/25/2036 (a)	1,726,033	1,081,274
2006-24CB, 5.750%, 08/25/2036	524,323	448,204
2006-19CB, 6.000%, 08/25/2036	345,870	306,460
2006-32CB, 5.500%, 11/25/2036	386,664	330,179
2006-31CB, 6.000%, 11/25/2036	56,970	46,496
2006-43CB, 6.000%, 02/25/2037	163,751	145,004
2007-8CB, 6.000%, 05/25/2037	712,437	616,455

American Home Mortgage
Investment Trust
2006-2, 6.250%, 06/25/2036	3,114,929	1,467,372

Banc of America Alternative
Loan Trust
2006-3, 6.000%, 04/25/2021	1,021,020	1,033,308
2003-9, 5.500%, 11/25/2033	355,495	362,021
2005-5, 5.500%, 06/25/2035	433,909	407,435
2005-5, 6.000%, 06/25/2035	234,086	228,145
2005-11, 5.750%, 12/25/2035	274,474	234,716
2005-12, 5.750%, 01/25/2036	1,060,127	917,714
2006-1, 6.500%, 02/25/2036	2,980,597	2,710,666
2006-3, 6.000%, 04/25/2036	9,056,798	8,866,756

Banc of America Commercial
Mortgage Trust
2006-9, 6.000%, 01/25/2037	645,655	548,728
2007-1, 6.247%, 04/25/2037 (a)	931,625	793,207
2006-5, 6.000%, 06/25/2046	739,117	658,739

Banc of America Commercial
Mortgage Trust
2006-6, 5.480%, 10/10/2045	1,500,000	1,497,211
2016-UBS10, 2.176%,
07/16/2049 (a)(b)	9,666,602	1,231,999

Banc of America Funding Trust
2003-3, 5.500%, 10/25/2033	703,202	724,743
2007-4, 5.500%, 11/25/2034	1,765,053	1,749,212
2005-3, 5.500%, 06/25/2035	179,609	188,699
2005-4, 5.500%, 08/25/2035	163,082	169,538
2005-5, 5.500%, 09/25/2035	901,735	932,106
2005-7, 5.750%, 11/25/2035	121,186	124,535
2005-7, 6.000%, 11/25/2035	523,000	537,844
2006-B, 3.053%, 03/20/2036 (a)	1,927,325	1,587,637
2006-5, 5.750%, 09/25/2036	2,000,762	1,924,485
2006-7, 6.000%, 09/25/2036	2,327,416	2,149,947
2007-1, 6.189%, 01/25/2037	2,219,042	1,907,044
2007-2, 0.050%, 03/25/2037 (a)	1,507,261	1,090,991
2007-2, 1.124%, 03/25/2037 (a)	841,274	574,283
2007-3, 0.954%, 04/25/2037 (a)	2,846,263	2,014,411
2007-5, 5.500%, 07/25/2037	2,552,713	2,123,534

Banc of America Mortgage Trust
2004-1, 5.000%, 02/25/2019	694,384	698,031
2004-7, 4.500%, 08/25/2019	266,406	266,005
2004-10, 5.000%, 12/25/2019	155,329	158,580

BCAP LLC Trust
2007-AA2, 7.500%, 04/25/2037 (a)	610,857	590,058

Bear Stearns ARM Trust
2003-6, 3.205%, 08/25/2033 (a)	1,823,396	1,782,425
2004-12, 3.226%, 02/25/2035 (a)	1,179,077	1,134,970

Bear Stearns Asset Backed
Securities Trust
A-1, 5.750%, 10/25/2034	514,401	512,163
A-5, 5.500%, 11/25/2035	27,021	31,422

Bear Stearns Structured
Products, Inc. Trust
2007-R6, 2.836%, 12/26/2046 (a)	2,114,651	1,596,562

CD Mortgage Trust
2016-CD1, 1.582%,
08/12/2049 (a)(b)	10,344,000	1,100,943

CFCRE Commercial Mortgage Trust
2011-C2, 5.885%, 12/17/2047 (a)	3,407,000	3,486,316

Chase Mortgage Finance Trust
2005-A1, 2.707%, 12/25/2035 (a)	3,202,955	2,945,535
2007-S3, 6.000%, 05/25/2037	2,987,971	2,444,643

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2016

	PRINCIPAL
	AMOUNT	VALUE

ChaseFlex Trust
2005-1, 5.500%, 02/25/2035	$943,701	$896,105
2005-2, 5.500%, 06/25/2035	35,674	31,679

CHL Mortgage Pass-Through Trust
2005-20, 5.250%, 12/25/2027	80,472	77,648
2003-44, 5.000%, 10/25/2033	981,000	996,884
2004-4, 5.500%, 05/25/2034	731,766	734,044
2004-J9, 5.500%, 01/25/2035	749,987	758,829
2004-HYB5, 3.038%, 04/20/2035 (a)	1,757,694	1,542,586
2005-6, 5.750%, 04/25/2035	58,838	58,886
2005-J3, 5.500%, 09/25/2035	363,338	351,812
2005-27, 5.500%, 12/25/2035	61,159	53,136
2005-30, 5.500%, 01/25/2036	105,537	101,805
2005-HYB10, 2.767%, 02/20/2036 (a)	118,555	98,238
2005-HYB10, 3.143%, 02/20/2036 (a)	985,472	790,920
2006-J1, 6.000%, 02/25/2036	58,431	49,126
2006-J4, 6.250%, 09/25/2036	40,177	34,634
2006-18, 6.000%, 12/25/2036	341,773	307,915
2007-J2, 6.000%, 07/25/2037	387,769	304,024

Citicorp Mortgage Securities Trust
2006-3, 5.500%, 06/25/2021	171,233	174,363
2007-4, 5.500%, 05/25/2022	397,802	404,680
2006-1, 6.000%, 02/25/2036	324,000	326,486
2006-3, 5.750%, 06/25/2036	716,456	722,978
2006-3, 6.250%, 06/25/2036	2,435,015	2,476,006
2007-3, 5.500%, 04/25/2037	435,224	432,522

Citigroup Commercial Mortgage Trust
2013-GCJ11, 4.603%, 04/12/2046 (a)	4,710,000	4,567,452
2016-C2, 1.949%, 08/12/2049 (a)(b)	14,825,000	2,001,409

Citigroup Mortgage Loan Trust
2004-2, 9.250%, 09/25/2033	197,257	206,512
2005-12, 1.288%, 08/25/2035 (a)	1,110,248	856,841
2006-WF1, 5.923%, 03/25/2036	473,052	347,637
2006-AR7, 3.080%, 11/25/2036 (a)	6,180,163	5,630,217

CitiMortgage Alternative Loan Trust
2006-A1, 5.250%, 03/25/2021	72,328	72,940
2007-A4, 5.500%, 04/25/2022	89,896	90,941

COMM Mortgage Trust
2012-CCRE5, 1.906%,
12/12/2045 (a)(b)	14,501,400	1,038,165
2014-CCRE20, 0.177%,
11/13/2047 (a)(b)	135,999,000	1,300,763
2013-CCRE11, 1.329%,
08/12/2050 (a)(b)	24,581,608	1,409,391

Countrywide Mortgage-Backed
Securities Securitization
Pass-Through Trust
2005-8R, 6.000%, 10/25/2034	7,933,756	7,998,830

Credit Suisse First Boston
Mortgage Securities Corp.
2004-7, 5.250%, 10/25/2019	27,157	27,460
2004-8, 5.500%, 12/25/2034	511,995	519,050
2005-3, 5.500%, 07/25/2035	795,162	798,979
2005-10, 5.500%, 11/25/2035	552,930	504,896
2005-10, 5.750%, 11/25/2035	116,121	100,213
2005-10, 6.000%, 11/25/2035	283,574	179,506

Credit Suisse Mortgage Capital
Certificates
2006-2, 6.000%, 03/25/2036	2,785,669	2,126,556

CSAIL Commercial Mortgage Trust
2015-C3, 1.026%, 08/17/2048 (a)(b)	31,392,328	1,624,032

CSMC Mortgage-Backed Trust
2007-5, 5.000%, 10/25/2024	120,697	120,623
2006-1, 5.500%, 02/25/2036	507,527	477,621
2006-1, 5.500%, 02/25/2036	148,308	142,213
2011-13R, 2.994%, 02/27/2036 (a)	5,564,400	4,338,688
2006-3, 5.750%, 04/25/2036	34,272	26,772
2006-3, 6.000%, 04/25/2036	197,102	151,613
2006-3, 6.000%, 04/25/2036	80,119	60,549
2006-4, 6.000%, 05/25/2036	463,519	368,691
2006-4, 7.000%, 05/25/2036	710,422	385,033
2006-7, 6.000%, 08/25/2036	970,388	918,954
2007-4R, 5.695%, 10/26/2036 (a)	405,827	299,018
2007-2, 5.750%, 03/25/2037	282,287	246,024
2007-3, 5.500%, 04/25/2037	1,875,201	1,796,664
2007-3, 5.500%, 04/25/2037	1,291,626	1,238,838

DBJPM 16-C3 Mortgage Trust
2016-C3, 1.664%, 08/12/2049 (a)(b)	17,147,500	2,006,810

FHLMC Multifamily Structured
Pass-Through Certificates
X1, 1.401%, 05/25/2026 (a)(b)	20,325,410	1,988,030

First Horizon Alternative
Mortgage Securities
2005-FA10, 5.250%, 12/25/2020	218,284	222,001
2005-FA11, 5.250%, 02/25/2021	236,691	228,082
2006-FA6, 5.750%, 11/25/2021	61,129	61,181
2004-FA1, 6.250%, 10/25/2034	1,007,085	1,046,483
2005-FA4, 5.500%, 06/25/2035	89,601	81,543
2006-FA2, 6.000%, 05/25/2036	3,798,068	3,087,620
2006-FA4, 6.000%, 08/25/2036	268,259	225,834

GMACM Mortgage Loan Trust
2003-AR1, 3.328%, 10/19/2033 (a)	648,523	642,624
2004-J2, 5.500%, 06/25/2034	117,511	115,969

GS Mortgage Securities Trust
2011-GC5, 5.558%, 08/10/2044 (a)	2,035,000	2,121,508
2013-GC10, 1.749%,
02/10/2046 (a)(b)	55,458,619	4,266,931
2013-GCJ14, 4.926%, 08/10/2046 (a)	2,500,000	2,310,260
2016-GS2, 1.824%, 05/12/2049 (a)(b)	17,088,818	1,990,042

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2016

	PRINCIPAL
	AMOUNT	VALUE

GSAA Home Equity Trust
2005-12, 5.069%, 09/25/2035 (a)	$55,778	$47,640
2006-3, 0.824%, 03/25/2036 (a)	563,305	376,404
2006-6, 6.121%, 03/25/2036	99,624	54,134
2006-18, 5.682%, 11/25/2036	2,493,500	1,325,881
2007-7, 0.704%, 07/25/2037 (a)	5,120,440	4,420,516

GSR Mortgage Loan Trust
2005-4F, 6.500%, 04/25/2020	244,346	253,407
2005-1F, 6.000%, 01/25/2035	44,262	44,828
2005-AR2, 2.988%, 04/25/2035 (a)	103,822	102,489
2005-AR4, 3.173%, 07/25/2035 (a)	1,352,162	1,250,748
2005-6F, 5.250%, 07/25/2035	331,813	342,920
2005-7F, 6.000%, 09/25/2035	88,738	94,980
2006-4F, 5.000%, 05/25/2036	589,015	552,513
2006-5F, 6.000%, 06/25/2036	522,496	500,668

HarborView Mortgage Loan Trust
2004-7, 2.653%, 11/19/2034 (a)	670,808	621,950
2006-6, 3.156%, 08/19/2036 (a)	1,787,197	1,455,598

Impac CMB Trust
2005-5, 1.024%, 08/25/2035 (a)	1,748,709	1,532,550

Impac Secured Assets CMN
Owner Trust
2004-2, 5.900%, 08/25/2034	1,461,333	1,520,697

IndyMac INDX Mortgage Loan Trust
2004-AR1, 1.124%, 04/25/2034 (a)	1,006,655	992,498
2004-AR6, 2.959%, 10/25/2034 (a)	861,969	833,286
2005-AR3, 3.332%, 04/25/2035 (a)	3,751,621	3,547,127
2005-AR23, 2.921%, 11/25/2035 (a)	2,854,045	2,371,770
2006-AR3, 3.006%, 03/25/2036 (a)	1,170,125	949,598

JP Morgan Alternative Loan Trust
2005-S1, 5.500%, 12/25/2035	251,622	233,605
2005-S1, 5.500%, 12/25/2035	189,430	175,867
2006-S2, 6.050%, 05/25/2036	35,062	32,947
2006-A5, 3.125%, 10/25/2036 (a)	4,590,245	4,104,096
2008-R4, 6.000%, 12/27/2036	2,590,090	2,116,841

JP Morgan Chase Commercial
Mortgage Securities Trust
2007-CIBC20, 0.454%,
02/12/2051 (a)(b)	227,761,519	580,632

JP Morgan Mortgage
Acquisition Trust
2006-WF1, 6.130%, 07/25/2036	4,118,915	2,333,715

JP Morgan Mortgage Trust
2005-S3, 5.750%, 01/25/2036	101,884	86,432

LB-UBS Commercial
Mortgage Trust
2004-C1, 4.846%, 01/15/2036 (a)(c)	750,000	620,039
2001-C3, 6.731%, 06/15/2036	3,421,765	3,459,408

Lehman Mortgage Trust
2005-3, 5.500%, 01/25/2036	531,942	450,468
2006-1, 5.500%, 02/25/2036	878,124	723,587
2006-2, 5.928%, 04/25/2036 (a)	88,304	79,434
2007-4, 5.750%, 05/25/2037	4,645,937	4,059,856
2007-4, 5.750%, 05/25/2037	2,126,287	1,858,058
2007-5, 6.000%, 06/25/2037	4,261,915	2,632,211
2007-6, 5.595%, 07/25/2037 (a)	207,049	156,173

Lehman XS Trust
2005-6, 5.420%, 11/25/2035	5,415,534	5,459,298

MASTR Adjustable Rate
Mortgages Trust
2004-4, 2.262%, 05/25/2034 (a)	173,243	156,468
2004-15, 3.472%, 12/25/2034 (a)	471,147	454,333
2005-1, 2.886%, 02/25/2035 (a)	271,756	253,712

MASTR Alternative Loan Trust
2003-5, 5.910%, 08/25/2033 (a)	2,096,945	1,981,408
2003-7, 6.250%, 11/25/2033	645,601	665,543
2004-6, 5.500%, 07/25/2034	679,932	692,630
2004-6, 6.000%, 07/25/2034	623,774	646,143
2004-11, 6.500%, 10/25/2034	2,059,264	2,230,299
2006-3, 6.500%, 07/25/2036	1,807,191	1,294,614

MASTR Asset Securitization Trust
2006-1, 0.974%, 05/25/2036 (a)	1,461,559	849,925

Merrill Lynch Mortgage
Investors Trust
2005-A5, 2.824%, 06/25/2035 (a)	1,020,976	995,141
2005-A9, 2.899%, 12/25/2035 (a)	480,170	460,936

Merrill Lynch Mortgage Trust
2005-MKB2, 6.267%,
09/12/2042 (a)(c)	1,700,000	1,345,501

Morgan Stanley Bank of America
Merrill Lynch Trust
2013-C12, 1.102%, 10/15/2046 (a)(b)	34,026,472	1,269,109
2015-C23, 0.269%, 07/15/2050 (a)(b)	75,089,000	1,070,897

Morgan Stanley Capital I Trust
2016-UBS11, 1.827%,
08/17/2049 (a)(b)	17,523,000	1,974,690

Morgan Stanley Mortgage Loan Trust
2005-7, 5.500%, 11/25/2035	670,086	655,420
2006-2, 6.500%, 02/25/2036	220,582	180,278
2006-11, 6.000%, 08/25/2036	1,042,401	947,786
2006-11, 6.000%, 08/25/2036	1,978,933	1,645,022
2007-8XS, 6.000%, 04/25/2037 (a)	2,019,945	1,160,306

Mortgage IT Trust
2005-5, 0.834%, 12/25/2035 (a)	1,385,369	1,215,991

Nomura Asset Acceptance Corp.
Alternative Loan Trust
2004-AR2, 1.634%, 10/25/2034 (a)	9,456,014	8,283,909
2005-WF1, 5.159%, 03/25/2035	1,262,559	1,277,046
2007-1, 5.669%, 03/25/2047	2,057,931	1,522,295
2007-1, 5.995%, 03/25/2047	1,511,453	1,117,714

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2016

	PRINCIPAL
	AMOUNT	VALUE

Opteum Mortgage Acceptance
Corp. Asset Backed Pass-Through
Certificates
2005-5, 5.850%, 12/25/2035 (a)	$1,518,825	$1,556,946

Ownit Mortgage Loan Trust
2006-2, 5.633%, 01/25/2037	2,018,561	2,008,825

RAAC Trust
2005-SP1, 6.000%, 09/25/2034	11,277	11,309

RALI Trust
2003-QS18, 5.000%, 09/25/2018	67,695	68,320
2004-QS6, 5.000%, 05/25/2019	53,463	53,581
2005-QS3, 5.000%, 03/25/2020	768,857	775,310
2007-QS4, 5.500%, 04/25/2022	27,813	28,341
2003-QS13, 4.000%, 07/25/2033	660,980	634,817
2004-QS2, 5.750%, 02/25/2034	6,562,713	6,784,518
2004-QS7, 0.000% Coupon,
4.426% Effective Yield,
05/25/2034(d)	1,829,905	1,541,917
2004-QA4, 3.762%, 09/25/2034 (a)	398,143	344,730
2004-QS16, 5.500%, 12/25/2034	109,992	110,238
2005-QS16, 5.500%, 11/25/2035	204,294	183,470
2006-QS6, 6.000%, 06/25/2036	1,287,150	1,106,405
2006-QS9, 1.224%, 07/25/2036 (a)	4,350,893	2,725,416
2006-QS13, 6.000%, 09/25/2036	965,176	795,534
2006-QS13, 6.000%, 09/25/2036	7,111,488	5,861,549
2006-QS17, 0.874%, 12/25/2036 (a)	2,879,310	1,806,483
2006-QS17, 6.000%, 12/25/2036	1,142,069	963,964
2007-QS1, 6.000%, 01/25/2037	3,634,085	3,027,922

Residential Asset Securitization Trust
2004-R2, 5.500%, 08/25/2034	4,619,355	4,707,605
2005-A2, 0.974%, 03/25/2035 (a)	197,780	157,112
2005-A5, 5.500%, 05/25/2035	1,691,132	1,509,195
2005-A11CB, 5.500%, 10/25/2035	307,629	285,093
2005-A11CB, 6.000%, 10/25/2035	613,666	491,409
2006-A14CB, 6.250%, 12/25/2036	173,271	153,780

RFMSI Trust
2004-S4, 4.500%, 04/25/2019	272,068	273,484
2004-S6, 4.500%, 06/25/2019	185,167	185,261
2006-S10, 5.500%, 10/25/2021	97,731	96,368
2004-S6, 6.000%, 06/25/2034	5,302,570	5,337,654
2006-S3, 5.500%, 03/25/2036	824,615	748,092
2006-S5, 6.000%, 06/25/2036	198,083	185,950
2006-S6, 6.000%, 07/25/2036	168,405	158,557

SG Commercial Mortgage
Securities Trust
2016-C5, 1.075%, 10/13/2048 (a)(b)	17,959,500	1,391,788

Structured Adjustable Rate
Mortgage Loan Trust
2005-21, 2.818%, 11/25/2035 (a)	1,460,278	1,208,715
2005-21, 3.011%, 11/25/2035 (a)	5,279,486	4,252,104
2007-S1, 3.098%, 01/25/2037 (a)	1,755,390	1,641,464

Structured Asset Securities Corp.
Mortgage Pass-Through Certificates
2003-23H, 5.500%, 07/25/2033	668,396	672,144
2004-9XS, 5.560%, 05/25/2034	15,227	15,228
2004-18H, 4.750%, 10/25/2034	1,226,739	1,234,150
2005-17, 5.500%, 10/25/2035	843,735	862,080

TBW Mortgage-Backed Trust
2006-2, 5.500%, 07/25/2036	392,288	342,700

Thornburg Mortgage Securities Trust
2004-1, 2.110%, 03/25/2044 (a)	697,906	618,165

UBS Commercial Mortgage Trust
2012-C1, 5.731%, 05/12/2045 (a)	2,000,000	2,063,236

UBS-Barclays Commercial
Mortgage Trust
2012-C2, 1.797%, 05/11/2063 (a)(b)	33,538,108	1,824,607
2012-C2, 5.043%, 05/11/2063 (a)	1,119,403	1,200,442

WaMu Mortgage Pass-Through
Certificates
2004-S2, 6.000%, 06/25/2034	63,954	67,947
2007-HY3, 3.900%, 03/25/2037 (a)	1,418,509	1,294,312

Washington Mutual Alternative
Mortgage Pass-Through Certificates
2005-1, 6.000%, 03/25/2035	1,685,012	1,711,604
2005-6, 6.500%, 08/25/2035	865,641	807,042
2005-9, 5.500%, 11/25/2035	1,260,970	1,149,677
2007-HY2, 3.089%, 04/25/2037 (a)	3,126,828	2,197,280

Wells Fargo Alternative Loan Trust
2007-PA1, 6.000%, 03/25/2037	1,687,690	1,431,255

Wells Fargo Mortgage Backed
Securities Trust
2005-AR4, 2.988%, 04/25/2035 (a)	1,403,627	1,392,595
2005-AR5, 3.069%, 04/25/2035 (a)	1,074,594	1,067,203
2005-7, 5.250%, 09/25/2035	553,000	557,272
2005-9, 5.250%, 10/25/2035	655,972	662,297
2005-9, 5.500%, 10/25/2035	2,461,973	2,511,627
2005-12, 5.500%, 11/25/2035	1,526,502	1,547,786
2006-4, 1.224%, 04/25/2036 (a)	758,358	718,910
2006-4, 5.750%, 04/25/2036	607,009	629,264
2006-AR18, 2.749%, 11/25/2036 (a)	510,523	479,185
2007-4, 6.000%, 04/25/2037	47,281	46,624
2007-12, 5.500%, 09/25/2037	1,835,924	1,847,751

WFRBS Commercial Mortgage Trust
2011-C5, 5.866%, 11/18/2044 (a)	2,500,000	2,592,726
2012-C8, 5.036%, 08/17/2045 (a)	2,500,000	2,441,320
2012-C10, 1.729%, 12/15/2045 (a)(b)	19,611,131	1,463,632

TOTAL MORTGAGE BACKED
SECURITIES (Cost $320,083,156)		319,906,107

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2016

	PRINCIPAL
	AMOUNT	VALUE

MUNICIPAL BONDS–32.70%

Alaska–0.21%

Borough of North Slope, AK
5.426%, 06/30/2023	$1,235,000	$1,450,310

Arizona–0.85%

Board of Regents of Arizona
State University
5.000%, 07/01/2035	1,425,000	1,767,784
5.000%, 07/01/2036	1,000,000	1,236,590

City of Phoenix Civic
Improvement Corp.
5.500%, 07/01/2034	615,000	857,279
5.500%, 07/01/2033	770,000	1,066,235
5.500%, 07/01/2031	680,000	925,235
		5,853,123
California–2.74%

Baldwin Park/Monrovia School
Facilities Grant Financing Authority
7.000%, 06/01/2027	1,535,000	1,937,001

City of Industry, CA
4.000%, 01/01/2028	2,835,000	3,134,319

City of Santa Maria, CA Water &
Wastewater Revenue
0.000%, 08/01/2022	650,000	564,259

City of South Lake Tahoe, CA
4.000%, 06/01/2027	1,600,000	1,724,864

City of Union City, CA
0.000%, 07/01/2025	2,105,000	1,558,016

City of Vernon, CA Electric
System Revenue
4.500%, 08/01/2022	2,200,000	2,468,268

Clovis Unified School District
0.000%, 08/01/2027	1,025,000	797,081

Contra Costa County Public
Financing Authority
6.900%, 06/01/2035	580,000	646,955

County of Fresno, CA
0.000%, 08/15/2020	1,430,000	1,307,749

Oakland Alameda County
Coliseum Authority
3.643%, 02/01/2025	3,000,000	3,213,690

Palmdale Elementary School District
0.000%, 08/01/2029	540,000	374,814

State of California
5.250%, 08/01/2032	845,000	1,168,669
		18,895,685
Colorado–0.19%

Board of Governors of Colorado
State University System
5.000%, 03/01/2029	1,000,000	1,295,370

Florida–2.36%

City of Gainesville, FL
0.000%, 10/01/2028	1,300,000	829,244
0.000%, 10/01/2027	4,610,000	3,085,611

County of Miami-Dade, FL
5.000%, 07/01/2036	10,000,000	12,341,000
		16,255,855
Illinois–1.51%

Boone McHenry & Dekalb Counties
Community Unit School District 100
0.000%, 12/01/2022	660,000	584,054

Chicago Board of Education
0.000%, 12/01/2022	1,190,000	993,805

City of Chicago, IL Waterworks
Revenue
5.750%, 11/01/2030	1,665,000	2,169,745

DeKalb Kane & LaSalle Counties
Etc Community College District
No. 523 Kishwaukee
0.000%, 02/01/2025	275,000	198,605

Kendall & Kane Counties Community
Unit School District No. 115
0.000%, 01/01/2022	2,340,000	2,082,904

Metropolitan Water Reclamation
District of Greater Chicago
5.000%, 12/01/2041	2,000,000	2,414,880

South Suburban College Community
School District No. 510
0.000%, 12/01/2022	1,000,000	862,290

Southwestern Illinois Development
Authority
7.030%, 04/15/2032	675,000	762,581

Will County Elementary School
District No. 122
5.250%, 10/01/2023	350,000	356,118
		10,424,982
Indiana–1.37%

Carmel Local Public Improvement
Bond Bank
5.000%, 01/15/2036	2,000,000	2,463,900

Indiana Finance Authority
2.366%, 07/01/2024	2,075,000	2,107,826

Indiana Municipal Power Agency
5.000%, 01/01/2039	2,435,000	2,966,780

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2016

	PRINCIPAL
	AMOUNT	VALUE

Indiana (Cont.)

Northern Indiana Commuter
Transportation District
5.000%, 07/01/2035	$1,570,000	$1,899,182
		9,437,688
Kansas–0.16%

Kansas Development Finance Authority
3.491%, 04/15/2023	1,000,000	1,072,800

Kentucky–1.52%

County of Warren, KY
3.921%, 12/01/2031	750,000	813,592
4.397%, 12/01/2038	1,500,000	1,688,130

Kentucky State Property &
Building Commission
5.000%, 02/01/2032	1,150,000	1,386,348

Louisville Regional Airport Authority
3.483%, 07/01/2023	1,000,000	1,081,670
3.683%, 07/01/2024	5,000,000	5,495,950
		10,465,690
Louisiana–0.17%

City of New Orleans, LA
8.800%, 12/01/2039	1,000,000	1,180,990

Massachusetts–1.45%

Commonwealth of Massachusetts
5.000%, 07/01/2028	7,000,000	9,366,280

Massachusetts State College
Building Authority
5.932%, 05/01/2040	490,000	645,502
		10,011,782
Michigan–1.65%

Detroit City School District
5.250%, 05/01/2027	1,065,000	1,351,080
7.747%, 05/01/2039	1,890,000	2,517,726

Michigan Finance Authority
2.394%, 11/01/2023	1,240,000	1,247,874
6.396%, 09/01/2024	1,270,000	1,600,378

Romeo Community School District
5.000%, 05/01/2036	700,000	839,272

State of Michigan
5.000%, 03/15/2027	1,000,000	1,284,550

Ypsilanti Michigan School District
2.620%, 05/01/2023	2,500,000	2,511,250
		11,352,130
Missouri–0.52%

St. Louis School District
5.950%, 04/01/2024	235,000	289,134
6.100%, 04/01/2025	2,625,000	3,293,824
		3,582,958
Nevada–0.57%

Clark County School District
5.510%, 06/15/2024	3,360,000	3,922,666

New Jersey–1.32%

New Jersey Economic
Development Authority
0.000%, 02/15/2023	1,918,000	1,527,054

New Jersey Educational
Facilities Authority
2.504%, 07/01/2023	1,000,000	997,510

New Jersey Transportation
Trust Fund Authority
0.000%, 12/15/2027	8,455,000	6,533,263
		9,057,827
New York–3.03%

Dutchess County Local
Development Corp.
4.550%, 07/01/2022	930,000	1,005,311

Monroe County Industrial
Development Corp, NY
3.622%, 07/01/2024	2,475,000	2,670,500

New York City Transitional Finance
Authority Building Aid Revenue
4.800%, 07/15/2026	4,000,000	4,784,120

New York City Transitional Finance
Authority Future Tax Secured Revenue
3.010%, 08/01/2024	2,295,000	2,413,789
3.150%, 11/01/2025	1,075,000	1,142,693
5.000%, 05/01/2035	7,160,000	8,894,725
		20,911,138
North Carolina–0.17%

County of Cumberland, NC
6.100%, 11/01/2025	1,000,000	1,171,770

Ohio–0.79%

Cincinnati City School District
5.250%, 12/01/2030	2,100,000	2,876,034

Olentangy Local School District
5.000%, 12/01/2030	1,500,000	1,887,825

Sycamore Community City
School District
5.850%, 12/01/2028	500,000	649,195
		5,413,054
Oregon–0.69%

Port of Morrow, OR
3.221%, 09/01/2024	920,000	983,167
3.371%, 09/01/2025	1,590,000	1,709,600

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2016

	PRINCIPAL
	AMOUNT	VALUE

Washington County School District
No. 15 Forest Grove
5.909%, 06/15/2026	$1,570,000	$2,041,047
		4,733,814
Pennsylvania–3.53%

Carbon County Hospital Authority
3.377%, 11/15/2023	1,000,000	1,072,360
3.677%, 11/15/2025	1,000,000	1,096,100

City of Harrisburg, PA
0.000%, 04/01/2019	380,000	366,320

City of York, PA
0.000%, 02/01/2023	740,000	641,572

Delaware Valley Regional
Finance Authority
5.500%, 08/01/2028	2,990,000	3,847,891

Pennsylvania Economic
Development Financing Authority
5.000%, 06/30/2026	1,025,000	1,266,920
5.000%, 12/31/2030	1,000,000	1,200,960
5.201%, 06/15/2020	1,290,000	1,408,977

Pennsylvania Turnpike Commission
6.250%, 06/01/2033	4,230,000	5,679,875
0.000% through 11/30/2017;
6.375% thereafter, 12/01/2038	600,000	765,594
0.000% through 11/30/2017;
6.000% thereafter, 12/01/2030	1,625,000	2,076,295

Philadelphia Authority for
Industrial Development
0.000%, 04/15/2022	5,795,000	4,863,280
		24,286,144
Puerto Rico–0.08%

Puerto Rico Sales Tax Financing Corp.
0.000%, 08/01/2032	3,850,000	568,222

South Carolina–0.76%

City of Greer, SC
5.500%, 09/01/2032	2,000,000	2,778,380

South Carolina Public Service Authority
5.000%, 12/01/2035	2,015,000	2,449,333
		5,227,713
Texas–5.66%

Central Texas Turnpike System
0.000%, 08/15/2027	1,740,000	1,390,469

City of Dallas, TX
0.000%, 02/15/2030	1,500,000	951,390

City of El Paso, TX
5.000%, 08/15/2036	860,000	1,055,856
5.000%, 08/15/2035	4,335,000	5,339,506

City of Houston, TX Combined
Utility System Revenue
5.000%, 11/15/2034	4,000,000	5,013,280

City of Irving, TX
7.375%, 08/15/2044	3,500,000	3,974,005

Cleburne Independent School District
5.000%, 02/15/2035	7,000,000	8,649,270

County of Galveston, TX
5.905%, 02/01/2029	2,565,000	3,186,192

Hays Consolidated Independent
School District
5.000%, 08/15/2033	4,810,000	6,110,047

New Hope Cultural Education
Facilities Corp.
4.000%, 08/01/2020	820,000	845,781

Texas Public Finance Authority
5.250%, 07/01/2017	500,000	502,225
8.250%, 07/01/2024	1,900,000	1,968,514
		38,986,535
Utah–0.15%

Ogden City Redevelopment Agency
3.000%, 04/01/2023	1,000,000	1,035,350

Washington–0.23%

Chelan County Public Utility District No 1
0.000%, 06/01/2029	2,185,000	1,572,413

Wisconsin–1.02%

Public Finance Authority
3.930%, 12/15/2025	1,660,000	1,781,844
5.000%, 03/01/2041	4,350,000	5,238,879
		7,020,723
TOTAL MUNICIPAL BONDS
(Cost $216,799,890)		225,186,732

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2016

	PRINCIPAL
	AMOUNT	VALUE

US GOVERNMENT NOTES/BONDS–2.33%

United States Treasury
Notes/Bonds
1.625%, 04/30/2023	$6,000,000	$6,079,218
1.375%, 08/31/2023	10,000,000	9,957,430

TOTAL US GOVERNMENT
NOTES/BONDS (Cost $15,964,567)		16,036,648

MUTUAL FUNDS–0.30%
Invesco High Income Trust II	143,246	2,102,851

TOTAL MUTUAL FUNDS
(Cost $1,996,022)		2,102,851

MONEY MARKET FUNDS–8.02%
First American Treasury Obligations
Fund–Class Z, 0.210% (e)	55,215,568	55,215,568

TOTAL MONEY MARKET FUNDS
(Cost $55,215,568)		55,215,568

Total Investments
(Cost $699,926,635)–102.87%		708,379,558

Liabilities in Excess
of Other Assets–(2.87)%		(19,782,301)

TOTAL NET ASSETS–100.00%		$688,597,257

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate at August 31, 2016.
(b)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(c)	This security is deemed to be illiquid. The aggregate value of these securities, $1,965,540, represents 0.29% of net assets.
(d)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(e)	Seven day yield as of August 31, 2016.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2016

	PRINCIPAL
	AMOUNT	VALUE

MUNICIPAL BONDS–94.95%

Alabama–0.79%

Lower Alabama Gas District
5.000%, 09/01/2031	$1,005,000	$1,268,451

Alaska–1.51%

Alaska International Airport System
5.000%, 10/01/2035	1,000,000	1,202,630

State of Alaska
5.000%, 08/01/2031	1,000,000	1,237,090
		2,439,720
Arizona–0.75%

Florence Town Inc. Industrial
Development Authority
5.000%, 07/01/2023	385,000	422,738

Industrial Development Authority
of the City of Phoenix
5.000%, 06/01/2027	500,000	586,815

Industrial Development Authority
of the County of Pima
6.500%, 04/01/2026	200,000	200,480
		1,210,033
Arkansas–0.79%

Arkansas Development
Finance Authority
5.000%, 02/01/2022	400,000	471,024

Pulaski County Public
Facilities Board
5.250%, 07/01/2024	675,000	799,990
		1,271,014
California–7.63%

ABAG Finance Authority for
Nonprofit Corporations
5.000%, 07/01/2021	250,000	290,530

Anaheim Public Financing Authority
0.000%, 09/01/2021	300,000	280,119

California Statewide Communities
Development Authority
5.000%, 08/15/2028	750,000	949,342

Centinela Valley Union
High School District
5.750%, 08/01/2026	270,000	339,930

Clovis Unified School District
0.000%, 08/01/2023	945,000	838,489

Corona-Norca Unified School District
0.000%, 08/01/2024	480,000	416,294

El Segundo Unified School District
0.000%, 08/01/2023	545,000	479,943

Foothill-Eastern Transportation
Corridor Agency
0.000%, 01/15/2023	500,000	432,065

Golden State Tobacco
Securitization Corp.
5.000%, 06/01/2029	535,000	651,470

McKinleyville Union School District
0.000%, 08/01/2046	3,975,000	505,421

M-S-R Energy Authority
7.000%, 11/01/2034	1,160,000	1,742,564

Palmdale Community
Redevelopment Agency
0.000%, 12/01/2020	215,000	195,723

Palmdale Elementary School District
0.000%, 08/01/2028	500,000	363,355

Redondo Beach Unified
School District
0.000%, 08/01/2031	800,000	844,920

San Joaquin Hills Transportation
Corridor Agency
5.000%, 01/15/2029	550,000	660,468

San Juan Unified School District
0.000%, 08/01/2022	500,000	452,720

Saratoga Union School District
0.000%, 09/01/2023	510,000	451,238

Simi Valley Unified School District
5.000%, 08/01/2027	1,000,000	1,259,650

State of California
5.250%, 08/01/2032	825,000	1,141,008
		12,295,249
Colorado–1.19%

City & County of Denver, CO Airport
System Revenue
5.250%, 11/15/2028	500,000	612,835

E-470 Public Highway Authority
0.000%, 09/01/2020	460,000	436,153
0.000%, 09/01/2023	270,000	236,585
0.000%, 09/01/2022	700,000	632,919
		1,918,492
Connecticut–1.57%

Connecticut State Health &
Educational Facility Authority
2.875%, 09/01/2020	900,000	905,013
5.000%, 07/01/2026	345,000	396,943

State of Connecticut
5.000%, 03/15/2032	1,000,000	1,222,110
		2,524,066

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2016

	PRINCIPAL
	AMOUNT	VALUE

District of Columbia–0.77%

District of Columbia
5.000%, 04/01/2030	$1,000,000	$1,236,530

Florida–5.55%

Citizens Property Insurance Corp.
5.000%, 06/01/2022	560,000	674,161

City of Belle Isle, FL
5.500%, 10/01/2022	400,000	446,868

City of Hialeah, FL
5.000%, 12/01/2029	500,000	620,670

City of Lakeland, FL Department
of Electric Utilities
5.250%, 10/01/2028	1,000,000	1,368,850

County of Miami-Dade, FL
Aviation Revenue
5.000%, 10/01/2026	510,000	629,182
5.000%, 10/01/2027	515,000	596,818

County of Miami-Dade, FL
Seaport Revenue
5.750%, 10/01/2028	545,000	673,435

Hollywood Community
Redevelopment Agency
5.000%, 03/01/2024	800,000	961,168

Key West Utility Board
5.000%, 10/01/2023	500,000	623,035

Miami Beach Health
Facilities Authority
5.000%, 11/15/2023	590,000	720,815

Tampa Bay Water
6.000%, 10/01/2029	1,000,000	1,455,470

Venetian Community
Development District
5.000%, 05/01/2023	165,000	176,763
		8,947,235
Georgia–2.31%

Americus-Sumter County
Hospital Authority
5.125%, 05/15/2023	400,000	432,508

City of Atlanta, GA Water &
Wastewater Revenue
5.500%, 11/01/2027	1,025,000	1,335,534

Floyd County Hospital Authority
5.000%, 07/01/2034	1,000,000	1,234,100

Savannah Hospital Authority
5.500%, 07/01/2027	590,000	715,983
		3,718,125
Guam–0.69%

Guam Government Waterworks Authority
5.625%, 07/01/2040	1,000,000	1,110,180

Hawaii–0.93%

State of Hawaii
5.000%, 08/01/2023	500,000	622,875

University of Hawaii
5.000%, 10/01/2024	700,000	883,722
		1,506,597
Idaho–0.19%

Idaho Health Facilities Authority
6.000%, 10/01/2021	300,000	300,345

Illinois–7.74%

Boone & Winnebago Counties
Community Unit School District No. 200
0.000%, 01/01/2024	1,200,000	1,011,384

Boone McHenry & Dekalb Counties
Community Unit School District 100
0.000%, 12/01/2024	475,000	394,739
0.000%, 12/01/2023	960,000	836,631

Chicago Board of Education
0.000%, 12/01/2022	550,000	459,321

Chicago O’Hare International Airport
5.000%, 01/01/2029	450,000	537,372

Chicago Transit Authority
5.000%, 06/01/2024	750,000	881,693

Cook County School District
No. 103 Lyons
0.000%, 12/01/2022	850,000	738,395

DeKalb Kane & LaSalle Counties
Etc Community College District
No. 523 Kishwaukee
0.000%, 02/01/2023	1,000,000	832,770

Illinois Finance Authority
0.000%, 07/15/2025	1,000,000	840,590
5.000%, 11/01/2027	240,000	269,002

Kendall & Kane Counties
Community Unit School District
0.000%, 01/01/2021	875,000	801,211

Metropolitan Pier & Exposition Authority
0.000%, 06/15/2026	1,745,000	1,261,129

Metropolitan Water Reclamation
District of Greater Chicago
5.000%, 12/01/2041	1,000,000	1,207,440

Railsplitter Tobacco Settlement Authority
6.000%, 06/01/2028	580,000	692,427

State of Illinois
5.000%, 06/15/2023	1,035,000	1,260,806

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2016

	PRINCIPAL
	AMOUNT	VALUE

Illinois (Cont.)

Will County Community Unit School
District No 201-U Crete-Monee
0.000%, 11/01/2020	$430,000	$399,491
0.000%, 11/01/2020	60,000	57,518
		12,481,919
Indiana–6.80%

Carmel Local Public
Improvement Bond Bank
5.000%, 01/15/2036	1,000,000	1,231,950

City of Valparaiso, IN
6.750%, 01/01/2034	500,000	624,605

City of Whiting, IN
5.250%, 01/01/2021	1,000,000	1,159,890

Crown Point Multi School Building Corp.
0.000%, 01/15/2022	500,000	457,615

Decatur Township Multi-School
Building Corp.
5.000%, 07/15/2027	1,200,000	1,505,280

Indiana Finance Authority
5.250%, 09/01/2025	—	—
5.500%, 11/15/2026	500,000	588,030
6.000%, 08/01/2039	1,135,000	1,263,754

Indiana Health Facility
Financing Authority
5.000%, 11/15/2034	1,000,000	1,226,230

New Albany Floyd County
School Building Corp.
5.000%, 07/15/2023	250,000	304,998

Northern Indiana Commuter
Transportation District
5.000%, 07/01/2033	1,130,000	1,372,396

Plainfield High School Building Corp.
5.000%, 07/15/2023	500,000	609,635

Shelbyville Central Renovation
School Building Corp.
5.000%, 07/15/2024	500,000	612,920
		10,957,303
Kentucky–1.57%

Grant County School District
Finance Corp.
1.400%, 08/01/2022	445,000	444,497

Kentucky Economic Development
Finance Authority
5.750%, 06/01/2025	735,000	846,617

Kentucky State Property &
Building Commission
5.000%, 11/01/2028	1,000,000	1,238,090
		2,529,204
Louisiana–2.29%

City of Shreveport, LA Water
& Sewer Revenue
5.000%, 12/01/2027	1,000,000	1,239,450

Louisiana Energy & Power Authority
5.250%, 06/01/2028	410,000	501,672

Louisiana Local Government
Environmental Facilities &
Community Development Authority
5.000%, 12/01/2025	715,000	886,207

Louisiana State Citizens Property
Insurance Corp.
5.000%, 06/01/2022	500,000	598,565

Tobacco Settlement Financing Corp.
5.000%, 05/15/2022	400,000	468,704
		3,694,598
Maryland–0.15%

Anne Arundel County Consolidated
Special Taxing District
5.000%, 07/01/2024	200,000	242,610

Massachusetts–0.93%

Commonwealth of Massachusetts
5.000%, 07/01/2028	1,000,000	1,338,040

Massachusetts Educational
Financing Authority
4.500%, 07/01/2024	150,000	166,407
		1,504,447
Michigan–4.69%

Battle Creek School District, MI
5.000%, 05/01/2037	775,000	927,737

Brandon School District
5.000%, 05/01/2032	1,000,000	1,208,110

Charter Township of Commerce, MI
5.000%, 12/01/2038	1,000,000	1,207,760

Detroit City School District
5.250%, 05/01/2027	650,000	824,603

Michigan Finance Authority
3.875%, 10/01/2023	250,000	274,695
5.000%, 05/01/2021	300,000	345,408

Michigan State Building Authority
5.000%, 04/15/2023	900,000	1,099,359

South Lyon Community Schools
5.000%, 05/01/2025	1,000,000	1,252,590

Sturgis Public School District
5.000%, 05/01/2024	340,000	418,543
		7,558,805

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2016

	PRINCIPAL
	AMOUNT	VALUE

Minnesota–0.38%

City of Center City, MN
5.000%, 11/01/2023	$500,000	$609,170

Mississippi–0.63%

Mississippi Development Bank
5.000%, 04/01/2026	800,000	1,008,864

Missouri–0.40%

City of Kansas City, MO
0.000%, 02/01/2023	740,000	649,409

Nevada–1.25%

City of Reno, NV
5.000%, 06/01/2023	625,000	751,763

Truckee Meadows Water Authority
5.000%, 07/01/2031	1,000,000	1,267,250
		2,019,013
New Jersey–1.59%

Garden State Preservation Trust
5.750%, 11/01/2028	455,000	592,756

New Jersey Economic
Development Authority
5.000%, 06/15/2023	550,000	627,621
5.500%, 01/01/2027	300,000	360,960

New Jersey Higher Education
Student Assistance Authority
5.000%, 12/01/2022	500,000	574,235

New Jersey Transportation
Trust Fund Authority
0.000%, 12/15/2027	370,000	285,903
5.500%, 06/15/2031	100,000	114,389
		2,555,864
New York–5.24%

Brooklyn Arena Local
Development Corp.
5.000%, 07/15/2042	500,000	608,615

Build NYC Resource Corp.
5.000%, 08/01/2027	300,000	365,406
5.000%, 08/01/2029	200,000	240,390
5.000%, 08/01/2024	235,000	286,103
5.000%, 08/01/2026	350,000	429,471

City of New York, NY
5.000%, 08/01/2022	500,000	608,275

Housing Development Corp., NY
3.500%, 02/15/2048	1,000,000	1,057,820

Metropolitan Transportation Authority
5.250%, 11/15/2027	1,000,000	1,333,090

New York Liberty Development Corp.
5.250%, 10/01/2035	610,000	836,219

New York State Urban
Development Corp.
5.000%, 03/15/2026	1,000,000	1,306,470

New York Transportation
Development Corp.
5.250%, 01/01/2050	500,000	585,470

Port Authority of New York
& New Jersey
5.000%, 10/15/2027	645,000	792,408
		8,449,737
North Carolina–0.81%

North Carolina Medical Care Commission
5.000%, 06/01/2028	500,000	666,700

Raleigh Durham Airport Authority
5.000%, 05/01/2028	525,000	638,384
		1,305,084
North Dakota–0.93%

City of Mandan, ND
2.750%, 09/01/2041	1,500,000	1,500,000

Ohio–7.78%

Akron Bath Copley Joint Township
Hospital District
5.000%, 11/15/2023	300,000	355,092

City of Akron, OH
5.000%, 12/01/2022	540,000	657,131

City of Cleveland, OH
5.000%, 10/01/2037	1,000,000	1,185,970

City of Cleveland, OH Airport
System Revenue
5.000%, 01/01/2024	1,050,000	1,278,732

Cleveland Municipal School District
5.000%, 12/01/2029	965,000	1,153,957

Columbus City School District
5.000%, 12/01/2032	1,000,000	1,258,130

County of Cuyahoga, OH
5.000%, 12/01/2023	1,000,000	1,227,590

County of Franklin, OH
5.000%, 05/15/2027	635,000	793,744

Dayton City School District
5.000%, 11/01/2031	1,000,000	1,340,720

Euclid Avenue Development Corp.
5.000%, 08/01/2022	500,000	588,290

Marysville Exempted Village
School District
5.000%, 12/01/2029	1,180,000	1,454,751

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2016

	PRINCIPAL
	AMOUNT	VALUE

Ohio (Cont.)

Olentangy Local School District
5.000%, 12/01/2031	$1,000,000	$1,253,740
		12,547,847
Oregon–0.66%

Medford Hospital Facilities Authority
5.000%, 10/01/2024	450,000	547,182

Salem-Keizer School District No. 24J
0.000%, 06/15/2025	600,000	517,176
		1,064,358
Pennsylvania–4.10%

Delaware County Authority
5.000%, 06/01/2023	200,000	205,714

Delaware Valley Regional
Financial Authority
5.500%, 08/01/2028	1,490,000	1,917,511

Hopewell Area School District
0.000%, 09/01/2026	900,000	703,638

Pennsylvania Economic
Development Financing Authority
5.000%, 06/30/2028	750,000	909,383

Pennsylvania Higher Educational
Facilities Authority
5.250%, 07/15/2025	250,000	293,075

Pennsylvania Turnpike Commission
0.000%, 12/01/2038	1,570,000	2,003,304
0.000%, 12/01/2030	450,000	574,974
		6,607,599
Puerto Rico–1.20%

Puerto Rico Public Finance Corp.
6.000%, 08/01/2026	945,000	1,278,991
6.000%, 08/01/2026	490,000	663,181
		1,942,172
Rhode Island–1.52%

Rhode Island Commerce Corp.
5.000%, 06/15/2024	500,000	620,505

Rhode Island Health &
Educational Building Corp.
5.000%, 06/01/2025	500,000	607,000

Rhode Island Student Loan Authority
5.000%, 12/01/2023	750,000	877,710

Tobacco Settlement Financing Corp.
2.250%, 06/01/2041	350,000	353,192
		2,458,407
South Carolina–2.05%

City of Greer, SC
5.500%, 09/01/2032	1,000,000	1,389,190

South Carolina State Public
Service Authority
5.000%, 12/01/2030	560,000	696,175
5.000%, 12/01/2035	1,000,000	1,215,550
		3,300,915
Texas–11.88%

Alamo Regional Mobility Authority
5.000%, 06/15/2039	1,000,000	1,221,410

Arlington Higher Education
Finance Corp.
5.000%, 02/15/2030	1,000,000	1,222,390

Austin Community College District
5.000%, 08/01/2024	730,000	916,019

Central Texas Turnpike System
0.000%, 08/15/2022	1,350,000	1,224,423

Dallas Area Rapid Transit
5.250%, 12/01/2031	750,000	1,037,670

Edinburg Consolidated
Independent School District, TX
5.000%, 02/15/2033	1,000,000	1,246,220

Grapevine-Colleyville
Independent School District
0.000%, 08/15/2025	555,000	476,196

Harris County-Houston
Sports Authority
5.000%, 11/15/2027	500,000	598,605

La Joya Independent School District
5.000%, 02/15/2028	1,000,000	1,306,890

Laredo Community College District
5.000%, 08/01/2029	885,000	1,094,010

Lower Colorado River Authority
5.000%, 05/15/2032	1,000,000	1,234,310

New Hope Cultural
Education Facilities Corp.
5.000%, 07/01/2046	1,000,000	1,182,040

North Texas Tollway Authority
6.200%, 01/01/2042	1,030,000	1,381,508

Port Freeport, TX
5.950%, 05/15/2033	1,100,000	1,201,123

South Texas College
5.000%, 08/15/2032	1,000,000	1,188,250

Tarrant County Cultural
Education Facilities Finance Corp.
5.000%, 11/15/2022	1,155,000	1,349,952

Texas Municipal Gas Acquisition
& Supply Corp.
6.250%, 12/15/2026	1,000,000	1,269,250
		19,150,266

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2016

	PRINCIPAL
	AMOUNT	VALUE

Utah–0.67%

County of Weber, UT
5.750%, 01/15/2033	$575,000	$716,341

Utah State Charter School
Finance Authority
6.300%, 07/15/2032	335,000	365,548
		1,081,889
Vermont–0.14%

Vermont Economic
Development Authority
5.000%, 05/01/2021	200,000	226,620

Virginia–1.06%

Fairfax County Industrial
Development Authority
5.000%, 05/15/2031	1,000,000	1,267,120

Virginia Small Business
Financing Authority
4.500%, 01/01/2023	135,000	155,857
5.000%, 01/01/2027	250,000	291,003
		1,713,980
Washington–2.97%

Chelan County Public Utility
District No. 1
0.000%, 06/01/2026	450,000	359,829

City of Kent, WA
5.000%, 12/01/2031	1,250,000	1,575,175

Port of Seattle, WA
5.000%, 04/01/2022	500,000	594,340

Washington Health Care
Facilities Authority
5.000%, 01/01/2025	1,000,000	1,240,090

Washington State Housing
Finance Commission
4.375%, 01/01/2021	1,000,000	1,018,770
		4,788,204
Wisconsin–0.85%

Plateville Redevelopment Authority
5.000%, 07/01/2022	650,000	723,080

Wisconsin Health & Educational
Facilities Authority
5.000%, 08/15/2027	535,000	653,652
		1,376,732
TOTAL MUNICIPAL BONDS
(Cost $144,067,612)		153,071,053

Total Investments
(Cost $144,067,612)–94.95%		153,071,053

Other Assets in
Excess of Liabilities–5.05%		8,138,537

TOTAL NET ASSETS–100.00%		$161,209,590

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2016

	Performance Trust	Performance Trust
	Strategic	Municipal
	Bond Fund	Bond Fund
Investment Income
Interest income	$20,763,493	$3,258,627
Dividend income	202,635	8,123
Total Investment Income	20,966,128	3,266,750

Expenses
Advisory fees	2,119,466	453,288
Administration and accounting fees	364,084	174,699
Transfer agent fees and expenses	132,760	65,151
Federal and state registration fees	48,098	49,403
Reports to shareholders	41,678	14,845
Custody fees	30,625	7,333
Audit and tax fees	18,998	18,496
Legal fees	16,751	17,248
Chief Compliance Officer fees	11,998	11,998
Trustees’ fees	5,979	5,739
Distribution fees	—	26,251
Other expenses	14,088	6,898
Total Expenses	2,804,525	851,349
Expense recovery or (waivers) by Adviser (Note 4)	—	(173,405)
Net Expenses	2,804,525	677,944

Net Investment Income	18,161,603	2,588,806

Realized And Unrealized Gain On Investments
Net realized gain from:
Investments	2,514,694	404,818
Change in net unrealized appreciation from investments	7,360,338	6,812,740
Net Realized And Unrealized Gain On Investments	9,875,032	7,217,558

Net Increase In Net Assets From Operations	$28,036,635	$9,806,364

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Strategic Bond Fund

	Year Ended	Year Ended
	August 31, 2016	August 31, 2015
From Operations
Net investment income	$18,161,603	$6,842,223
Net realized gain from investments	2,514,694	1,625,505
Change in net unrealized appreciation/(depreciation) from investments	7,360,338	(3,734,934)
Net increase in net assets from operations	28,036,635	4,732,794

From Distributions
Net investment income	(19,955,401)	(7,587,117)
Net decrease in net assets resulting from distributions paid	(19,955,401)	(7,587,117)

From Capital Share Transactions
Proceeds from shares sold	599,211,044	75,936,291
Shares issued in reinvestment of distributions declared	14,845,143	4,990,043
Cost for shares redeemed(1)	(97,914,936)	(64,927,155)
Net increase in net assets from capital share transactions	516,141,251	15,999,179

Total Increase In Net Assets	524,222,485	13,144,856

Net Assets
Beginning of period	164,374,772	151,229,916
End of period	$688,597,257	$164,374,772

Accumulated Undistributed Net Investment Income	$90,598	$12,234

(1)	Net of redemption fees of $100,677 and $19,173 for the years ended August 31, 2016 and August 31, 2015, respectively.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Municipal Bond Fund

	Year Ended	Year Ended
	August 31, 2016	August 31, 2015
From Operations
Net investment income	$2,588,806	$1,546,175
Net realized gain from investments	404,818	157,777
Change in net unrealized appreciation from investments	6,812,740	44,768
Net increase in net assets from operations	9,806,364	1,748,720

From Distributions
Net investment income – Institutional Class	(2,118,941)	(1,350,294)
Net investment income – Retail Class	(478,103)	(192,330)
Net decrease in net assets resulting from distributions paid	(2,597,044)	(1,542,624)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	87,009,114	29,052,208
Proceeds from shares sold – Retail Class	26,757,906	10,028,362
Shares issued in reinvestment of distributions declared – Institutional Class	1,589,311	1,012,272
Shares issued in reinvestment of distributions declared – Retail Class	424,217	167,862
Cost for shares redeemed – Institutional Class(1)	(28,281,814)	(8,060,607)
Cost for shares redeemed – Retail Class(2)	(7,231,357)	(3,827,453)
Net increase in net assets from capital share transactions	80,267,377	28,372,644

Total Increase In Net Assets	87,476,697	28,578,740

Net Assets
Beginning of period	73,732,893	45,154,153
End of period	$161,209,590	$73,732,893

Accumulated Undistributed Net Investment Income	$5,339	$13,577

(1)	Net of redemption fees of $12,797 and $5,456 for the years ended August 31, 2016 and August 31, 2015, respectively.
(2)	Net of redemption fees of $14,164 and $11,192 for the years ended August 31, 2016 and August 31, 2015, respectively.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$22.53	$22.91	$21.86	$22.39	$21.14

Income/(loss) from investment operations:
Net investment income(1)	1.17	0.98	0.89	0.76	1.05
Net realized and unrealized gain/(loss) on investments	0.46	(0.28)	1.17	(0.34)	1.52
Total from investment operations	1.63	0.70	2.06	0.42	2.57

Less distributions paid:
From net investment income	(1.19)	(1.08)	(1.01)	(0.88)	(1.23)
From net realized gain on investments	—	—	—	(0.07)	(0.09)
Total distributions paid	(1.19)	(1.08)	(1.01)	(0.95)	(1.32)

Paid-in capital from redemption fees (Note 2)	0.01	0.00 (2)	0.00 (2)	0.00 (2)	—

Net Asset Value, End of Year	$22.98	$22.53	$22.91	$21.86	$22.39

Total Return	7.48%	3.13%	9.62%	1.79%	12.61%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$688,597	$164,375	$151,230	$188,605	$44,579

Ratio of expenses to average net assets:
Before waiver and
expense reimbursement	0.79%	0.84%	0.86%	0.87%	1.34%
After waiver and
expense reimbursement	0.79%	0.84%	0.94%	0.95%	0.95%

Ratio of net investment income
to average net assets:
Before waiver and
expense reimbursement	5.14%	4.31%	4.02%	3.42%	4.47%
After waiver and
expense reimbursement	5.14%	4.31%	3.94%	3.34%	4.86%

Portfolio turnover rate	45.58%	80.49%	53.47%	67.22%	52.42%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2016	2015	2014	2013	2012
Institutional Class Shares

Net Asset Value, Beginning of Year	$23.26	$23.07	$21.16	$22.81	$20.18

Income/(loss) from investment operations:
Net investment income(1)	0.57	0.61	0.71	0.79	0.79
Net realized and unrealized gain/(loss) on investments	1.59	0.18	1.91	(1.46)	2.64
Total from investment operations	2.16	0.79	2.62	(0.67)	3.43

Less distributions paid:
From net investment income	(0.55)	(0.60)	(0.71)	(0.77)	(0.76)
From net realized gain on investments	—	—	—	(0.21)	(0.04)
Total distributions paid	(0.55)	(0.60)	(0.71)	(0.98)	(0.80)

Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	—

Net Asset Value, End of Year	$24.87	$23.26	$23.07	$21.16	$22.81

Total Return	9.43%	3.41%	12.58%	-3.20%	17.38%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$129,466	$63,257	$41,000	$36,474	$20,842

Ratio of expenses to average net assets:
Before waiver and expense reimbursement	0.73%	0.86%	1.05%	1.23%	2.29%
After waiver and expense reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income
to average net assets:
Before waiver and expense reimbursement	2.16%	2.30%	2.73%	2.78%	1.86%
After waiver and expense reimbursement	2.34%	2.61%	3.23%	3.46%	3.60%

Portfolio turnover rate	13.66%	31.83%	62.87%	118.50%	131.34%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,
	2016	2015	2014	2013(1)
Retail Class Shares

Net Asset Value, Beginning of Year/Period	$23.30	$23.09	$21.18	$22.96

Income/(loss) from investment operations:
Net investment income(2)	0.50	0.55	0.67	0.67
Net realized and unrealized gain/(loss) on investments	1.60	0.17	1.88	(1.70)
Total from investment operations	2.10	0.72	2.55	(1.03)

Less distributions paid:
From net investment income	(0.51)	(0.54)	(0.66)	(0.66)
From net realized gain on investments	—	—	—	(0.21)
Total distributions paid	(0.51)	(0.54)	(0.66)	(0.87)

Paid-in capital from redemption fees (Note 2)	0.02	0.03	0.02	0.12

Net Asset Value, End of Year/Period	$24.91	$23.30	$23.09	$21.18

Total Return(3)	9.20%	3.29%	12.33%	-4.15%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$31,744	$10,476	$4,154	$228

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	0.85%	1.10%	1.33%	1.45%
After waiver and expense reimbursement(4)	0.80%	0.80%	0.80%	0.80%

Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(4)	2.02%	2.05%	2.47%	2.57%
After waiver and expense reimbursement(4)	2.07%	2.35%	3.00%	3.22%

Portfolio turnover rate(3)	13.66%	31.83%	62.87%	118.50%

(1)	The Retail Class shares commenced operations on September 28, 2012.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS
August 31, 2016

1.	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Performance Trust Mutual Funds (the “Funds”) are comprised of the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”), formerly known as the Performance Trust Total Return Bond Fund, and the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), each representing a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the Strategic Bond Fund is to purchase undervalued fixed income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Strategic Bond Fund commenced investment operations on September 1, 2010. The Municipal Bond Fund commenced investment operations on June 30, 2011 and September 28, 2012 for the Institutional and Retail Class shares, respectively. Retail Class shares are subject to a 0.25% Rule 12b-1 distribution and service fee. Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by PT Asset Management, LLC (the “Adviser”), the Funds’ investment adviser. The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the security is traded. Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved independent pricing service (a “Pricing Service”).

Debt securities, such as U.S. government securities, corporate securities, municipal securities and asset-backed and mortgage-backed securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean between the bid and ask prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized over the expected life of the respective security.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2016

»	Level 1: Quoted prices in active markets for identical securities.

»	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

»	Level 3: Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2016:

PERFORMANCE TRUST STRATEGIC BOND FUND
	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed
Securities	$—	$68,457,559	$—	$68,457,559
Corporate Bonds	—	21,474,093	—	21,474,093
Mortgage Backed
Securities	—	319,906,107	—	319,906,107
Municipal Bonds	—	225,186,732	—	225,186,732
US Government
Notes/Bonds	—	16,036,648	—	16,036,648
Total Fixed Income	—	651,061,139	—	651,061,139
Equity
Mutual Funds	2,102,851	—	—	2,102,851
Total Equity	2,102,851	—	—	2,102,851
Money Market
Funds	55,215,568	—	—	55,215,568
Total Investments
in Securities	$57,318,419	$651,061,139	$—	$708,379,558

PERFORMANCE TRUST MUNICIPAL BOND FUND
	Level 1	Level 2	Level 3	Total
Fixed Income
Municipal Bonds	$—	$153,071,053	$—	$153,071,053
Total Fixed Income	—	153,071,053	—	153,071,053
Total Investments
in Securities	$—	$153,071,053	$—	$153,071,053

During the year ended August 31, 2016, there were no transfers between Levels for the Funds. The Funds did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3. It is the Funds’ policy to record transfers between levels as of the end of the reporting period. The Funds did not hold any financial derivative instruments during the year ended August 31, 2016.

b.	Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short.  As of August 31, 2016, the Funds did not have any open short positions and accordingly did not have securities or cash held as collateral.

c.	Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2016, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2013.

d.	Distributions to Shareholders

The Funds will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

e.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f.	Share Valuation

The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 2.00% redemption fee on shares redeemed within sixty days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2016

such fees become part of the Funds’ daily NAV calculation. For the year ended August 31, 2016, the Funds collected redemption fees of $100,677 and $26,961 for the Strategic Bond Fund and Municipal Bond Fund, respectively.

g.	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Municipal Bond Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Municipal Bond Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution and service (Rule 12b-1) fees are expensed at 0.25% of average daily net assets of the Retail Class shares of the Municipal Bond Fund. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses of the Trust are typically allocated evenly between the funds of the Trust, or by other equitable means.

h.	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the basis of identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts premium and interest only strips are accreted or amortized over the expected life of the respective securities using the interest method. Gains and losses on principal payments of mortgage backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statements of Operations.

3.	Federal Tax Matters
The tax character of distributions paid during the years ended August 31, 2016 and August 31, 2015 was as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2016	AUGUST 31, 2015
Ordinary Income	$19,955,401	$7,587,117
Tax-Exempt Income	—	—
Long-Term Capital Gain	—	—

PERFORMANCE TRUST MUNICIPAL BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2016	AUGUST 31, 2015
Ordinary Income	$16,033	$3,500
Tax-Exempt Income	2,581,011	1,539,124
Long-Term Capital Gain	—	—

As of August 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND
Cost basis of investments for federal
income tax purposes	$699,926,635
Gross tax unrealized appreciation	$14,453,548
Gross tax unrealized depreciation	(6,000,625)
Net tax unrealized appreciation	8,425,923
Undistributed ordinary income	90,598
Undistributed long-term capital gain	—
Total distributable earnings	90,598
Other accumulated losses	(2,037,160)
Total accumulated gains	$6,506,361

PERFORMANCE TRUST MUNICIPAL BOND FUND
Cost basis of investments for federal
income tax purposes	$144,068,132
Gross tax unrealized appreciation	$9,023,560
Gross tax unrealized depreciation	(20,639)
Net tax unrealized appreciation	9,002,921
Undistributed ordinary income	5,339
Undistributed long-term capital gain	79,473
Total distributable earnings	84,812
Other accumulated losses	—
Total accumulated gains	$9,087,733

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale adjustments.

During the year ended August 31, 2016, the Strategic Bond Fund and Municipal Bond Fund utilized capital loss carryovers of $497,393 and $165,138, respectively. At August 31, 2016, the Strategic Bond Fund had short-term capital loss carryovers of $2,037,160. These losses will be carried forward indefinitely to offset future realized capital gains. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2016, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
Accumulated undistributed
net investment income	$1,872,162	$—
Accumulated
undistributed net
realized gain/(loss)	$(1,872,162)	$(38,170)
Paid in capital	$—	$38,170

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2016

4.	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.60% for the Strategic Bond Fund and 0.40% for the Municipal Bond Fund of the respective Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses at least through December 29, 2017 at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the total operating fund expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expense on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 0.95%, 0.55% and 0.80% (the “Expense Limitation Cap”) of the average daily net assets of the Strategic Bond Fund and Municipal Bond Fund – Institutional Class and Retail Class, respectively.  For the year ended August 31, 2016, expenses of $163,254 for the Municipal Bond Fund – Institutional Class, and $10,151 for the Municipal Bond Fund – Retail Class were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recover amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recover such amounts for a period of three fiscal years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
August 31, 2017	$—	$211,153
August 31, 2018	$—	$185,341
August 31, 2019	$—	$173,405

5. Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Municipal Bond Fund, which authorizes it to pay Foreside Fund Services, LLC (the “Distributor”) a distribution and service (12b-1) fee of 0.25% of the Municipal Bond Fund’s average daily net assets for Retail Class shares, for services to prospective Fund shareholders and distribution of Municipal Bond Fund shares. The Distributor earned fees of $26,251 from Retail Class shares during the year ended August 31, 2016.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals.  USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees incurred for the year ended August 31, 2016, and owed as of August 31, 2016 are as follows:

Administration
and Accounting	Incurred	Owed
Strategic Bond Fund	$364,084	$84,638
Municipal Bond Fund	$174,699	$34,249

Transfer Agency	Incurred	Owed
Strategic Bond Fund	$132,760	$28,202
Municipal Bond Fund	$65,151	$11,583

Custody	Incurred	Owed
Strategic Bond Fund	$30,625	$7,050
Municipal Bond Fund	$7,333	$1,494

The Funds each have a line of credit with US Bank (see Note 10).

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2016, and owed as of August 31, 2016 are as follows:

	Incurred	Owed
Strategic Bond Fund	$11,998	$2,001
Municipal Bond Fund	$11,998	$2,000

7.	Capital Share Transactions

Transactions in shares of the Funds were as follows:

STRATEGIC BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2016	AUGUST 31, 2015
Shares sold	26,324,577	3,317,388
Shares issued
to holders in
reinvestment
of distributions	652,729	218,816
Shares redeemed	(4,312,665)	(2,841,781)
Net increase	22,664,641	694,423

MUNICIPAL BOND FUND – INSTITUTIONAL CLASS
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2016	AUGUST 31, 2015
Shares sold	3,577,783	1,244,635
Shares issued
to holders in
reinvestment
of distributions	65,311	43,387
Shares redeemed	(1,157,364)	(345,404)
Net increase	2,485,730	942,618

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2016

MUNICIPAL BOND FUND – RETAIL CLASS
	YEAR ENDED	YEAR ENDED
AUGUST 31, 2016		AUGUST 31, 2015
Shares sold	1,100,834	427,218
Shares issued
to holders in
reinvestment
of distributions	17,377	7,180
Shares redeemed	(293,293)	(164,768)
Net increase	824,918	269,630

8.	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended August 31, 2016, are summarized below.

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
Purchases
U.S. Government	$25,910,866	$—
Other	604,449,506	89,914,558
Sales
U.S. Government	$9,972,578	$—
Other	146,239,915	15,061,016

9.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2016, Charles Schwab & Co., Inc. and National Financial Services Corp., for the benefit of their customers, held 25.57% and 36.31%, respectively, of the Strategic Bond Fund’s outstanding shares. At August 31, 2016, National Financial Services Corp., for the benefit of its customers, held 32.87% of the Municipal Bond Fund’s outstanding Institutional Class shares. At August 31, 2016, National Financial Services Corp., for the benefit of its customers, held 77.80% of the Municipal Bond Fund’s outstanding Retail Class shares.

10.	Line of Credit

At August 31, 2016, the Strategic Bond Fund and Municipal Bond Fund each had a line of credit which matures on August 11, 2017 with a maximum amount of borrowing equal to the lessor of $100,000,000 and $15,000,000, respectively, or 20% or 33%, respectively, of unencumbered assets of each Fund.

At August 31, 2015, the maximum amounts of borrowing for the Strategic Bond Fund and Municipal Bond Fund were $20,000,000 and $5,000,000, respectively.  Effective March 3, 2016, the maximum amounts were increased to $30,000,000 and $15,000,000 for the Strategic Bond Fund and Municipal Bond Fund, respectively.  Effective April 19, 2016, the maximum amount for the Strategic Bond Fund was increased to $100,000,000 or 20% of unencumbered assets. These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The Funds’ securities serve as collateral for the lines of credit.  The credit facility is with US Bank, the Funds’ custodian.  Interest was accrued at the bank’s prime rate (3.25% through December 16, 2015 and 3.50% thereafter).  The following table provides information regarding usage of the line of credit for the year ended August 31, 2016 for the Funds.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Strategic
Bond
Fund	5	$4,500,400	$2,031	$4,667,000	9/10/2015
Municipal
Bond
Fund	—	N/A	N/A	N/A	N/A

* Interest expense is reported within Other Expenses on the Statements of Operations.

The Funds did not have any outstanding balances on the line of credit at August 31, 2016.

11.	Subsequent Event

On September 29, 2016, distributions from ordinary income of $3,148,418, $233,836 and $54,833 for the Strategic Bond Fund and Municipal Bond Fund – Institutional Class and Retail Class, respectively, were declared and paid by the Funds to shareholders of record on September 28, 2016.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Performance Trust Mutual Funds and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Performance Trust Mutual Funds, comprising the Performance Trust Strategic Bond Fund and the Performance Trust Municipal Bond Fund (the “Funds”), each a series of the Trust for Professional Managers, as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Performance Trust Mutual Funds as of August 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 28, 2016

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

»   information we receive about you on applications or other forms;

»   information you give us orally; and

»   information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your nonpublic personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

EXPENSE EXAMPLE
Six Months Ended August 31, 2016 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Municipal Bond Fund – Retail Class only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/16 – 8/31/16).

Actual Expenses
The first line of each of the tables below provides information about actual account values and actual expenses for each Fund. However, the tables do not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $2.00 fee charged for wire redemptions. The tables also do not include portfolio trading commissions and related trading costs. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of the purchase. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			EXPENSES PAID
			DURING PERIOD
PERFORMANCE TRUST	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2016 –
STRATEGIC BOND FUND	MARCH 1, 2016	AUGUST 31, 2016	AUGUST 31, 2016*
Actual	$1,000	$1,049.20	$4.07
Hypothetical
(5% annual return before expenses)	$1,000	$1,021.17	$4.01

*	Expenses are equal to the Fund’s annualized expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2016 –
INSTITUTIONAL CLASS	MARCH 1, 2016	AUGUST 31, 2016	AUGUST 31, 2016*
Actual	$1,000	$1,042.10	$2.82
Hypothetical
(5% annual return before expenses)	$1,000	$1,022.37	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2016 –
RETAIL CLASS	MARCH 1, 2016	AUGUST 31, 2016	AUGUST 31, 2016*
Actual	$1,000	$1,041.30	$4.10
Hypothetical
(5% annual return before expenses)	$1,000	$1,021.11	$4.06

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 3, 2016 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”) and the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and PT Asset Management, LLC, the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 15, 2016 (the “June 15, 2016 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2017.

DISCUSSION OF FACTORS CONSIDERED
In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of G. Michael Plaiss, co-portfolio manager for the Performance Trust Strategic Bond Fund and portfolio manager of the Performance Trust Municipal Bond Fund, and Anthony J. Harris, co-portfolio manager for the Performance Trust Strategic Bond Fund, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Performance Trust Strategic Bond Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2016, and the performance of the Institutional Class shares of the Performance Trust Municipal Bond Fund for the year-to-date, one-year and three-year periods ended April 30, 2016.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Barclays Aggregate Bond Index for the Performance Trust Strategic Bond Fund and the Barclays Municipal Bond Index for the Performance Trust Municipal Bond Fund) and in comparison to a peer group of similar funds as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end multi-sector bond funds for the Performance Trust Strategic Bond Fund and a peer group of U.S. open-end municipal national intermediate funds for the Performance Trust Municipal Bond Fund) (each a “Morningstar Peer Group”).  The Trustees noted the Adviser’s representation that it does not calculate composite performance for its separately-managed accounts and as such the Adviser could not provide composite performance information for those accounts.

The Trustees noted that the Performance Trust Strategic Bond Fund’s performance for the one-year, three-year and five-year periods ended April 30, 2016 was above the Morningstar Peer Group medians, and was the best performing fund in the Morningstar Peer Group for each period.  The Trustees also noted the Fund’s performance for the year-to-date period was below the Morningstar Peer Group median.  The Trustees also noted that for the one-year, three-year, five-year and since inception periods ended March 31, 2016, the Performance Trust Strategic Bond Fund had outperformed the Barclays Aggregate Bond Index, but the Fund underperformed the Barclays Aggregate Bond Index for the quarter ended March 31, 2016.

The Trustees noted that the performance for the Institutional Class shares of the Performance Trust Municipal Bond Fund for the year-to-date, one-year and three-year periods ended April 30, 2016 ranked above its Morningstar Peer Group median, and was the best performing fund in the Morningstar Peer Group for the year-to-date and one-year periods.  The

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

Trustees also noted that for the quarter, one-year, three-year and since inception periods ended March 31, 2016, the Institutional Class shares of the Performance Trust Municipal Bond Fund outperformed the Barclays Municipal Bond Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and the Adviser’s separately-managed accounts and private funds, as well as the fee waivers and expense reimbursements of the Adviser with respect to the Performance Trust Municipal Bond Fund.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided subsidies for the Funds’ operations since each Fund’s inception and had not fully recouped those subsidies for the Performance Trust Municipal Bond Fund.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidizations undertaken by the Adviser, as well as the Funds’ brokerage commissions, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 15, 2016 meeting and the August 3, 2016 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Performance Trust Strategic Bond Fund’s contractual management fee of 0.60% fell between the second and third quartiles, below its Morningstar Peer Group average of 0.62%, which fell within the third quartile.  The Trustees observed that the Performance Trust Strategic Bond Fund was operating below its expense cap of 0.95%.  The Trustees noted the Performance Trust Strategic Bond Fund’s total expense ratio of 0.75% fell in the second quartile, below its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.81%, which also fell within the second quartile.  The Trustees then compared the fees paid by the Fund to fees paid by separately-managed accounts and private funds of the Adviser with similar investment strategies.

The Trustees noted that the Performance Trust Municipal Bond Fund’s contractual management fee of 0.40% fell within the second quartile, below the Morningstar Peer Group average of 0.44%, which fell within the third quartile.  The Trustees observed that the Performance Trust Municipal Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.55% for its Institutional Class shares, which fell in the second quartile, was below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.64%, which fell in the third quartile.  The Trustees then compared the fees paid by the Fund to fees paid by separately-managed accounts and private funds of the Adviser with similar investment strategies.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that while the Adviser was not realizing profits in connection with its management of the Funds, the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Funds.  The Trustees noted that the Funds’ management fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser had provided information to the Trustees including that the Adviser will continue to review the fee structures and evaluate circumstances that may warrant a breakpoint in the fee structures.  With respect to the Adviser’s fee structures and any applicable expense waivers, the Trustees concluded that the current fee structures were reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees noted that the Adviser receives no soft dollar benefits with respect to its management of the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or press coverage, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS
The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2017 as being in the best interests of each Fund and its shareholders.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

ADDITIONAL INFORMATION
(Unaudited)

Availability of Proxy Voting Information
The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1 (877) 738-9095. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1 (877) 738-9095, or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file their schedule of portfolio holdings with the SEC on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1 (202) 551-8090 (direct) or
1 (800) SEC-0330 (general SEC number).

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-738-9095 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Forward Looking Statements
Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the most recent prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1 (877) 738-9095.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INDEPENDENT TRUSTEES
(Unaudited)

OTHER
				NUMBER OF	DIRECTORSHIPS
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	HELD BY TRUSTEE
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DURING THE PAST
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	FIVE YEARS
Michael D.	Trustee	Indefinite Term;	Professor and Chair,	35	Independent
Akers, Ph.D.		Since August 22,	Department of Accounting,		Trustee, USA
615 E. Michigan St.		2001	Marquette University		MUTUALS
Milwaukee, WI			(2004–present).		(an open-end
53202					investment
Age: 61					company with
five portfolios).

Gary A. Drska	Trustee	Indefinite Term;	Pilot, Frontier/	35	Independent
615 E. Michigan St.		Since August 22,	Midwest Airlines,		Trustee, USA
Milwaukee, WI		2001	Inc. (airline company)		MUTUALS
53202			(1986-present).		(an open-end
Age: 59					investment
company with
five portfolios).

Jonas B. Siegel	Trustee	Indefinite Term;	Retired (2011-present);	35	Independent
615 E. Michigan St.		Since October 23,	Managing Director,		Manager,
Milwaukee, WI		2009	Chief Administrative		Ramius IDF fund
53202			Officer (“CAO”)		complex (two
Age: 73			Chief Compliance		closed-end
			Officer (“CCO”),		investment
			Granite Capital		companies)
			International Group,		Independent
			L.P. (an investment		Trustee,
			management firm)		Gottex Trust (an
			(1994-2011).		open-end
investment
company with
one portfolio)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-end
investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-end
investment
companies)
(2010–2015).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

OTHER
				NUMBER OF	DIRECTORSHIPS
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	HELD BY TRUSTEE
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DURING THE PAST
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	FIVE YEARS
Joseph C.	Chairperson	Indefinite Term;	Executive Vice	35	Trustee, Buffalo
Neuberger(1)	and Trustee	Since August 22,	President, U.S.		Funds (an
615 E. Michigan St.		2001	Bancorp Fund		open-end
Milwaukee, WI			Services, LLC		investment
53202			(1994–present).		company with
Age: 54					ten portfolios);
Trustee, USA
MUTUALS
(an open-end
investment
company with
five portfolios).

John P. Buckel	President,	Indefinite Term;	Vice President,	N/A	N/A
615 E. Michigan St.	and Principal	Since January 24,	U.S. Bancorp Fund
Milwaukee, WI	Executive	2013	Services, LLC
53202	Officer		(2004-present).
Age: 59

Jennifer A. Lima	Vice President,	Indefinite Term;	Vice President,	N/A	N/A
615 E. Michigan St.	Treasurer	Since January 24,	U.S. Bancorp Fund
Milwaukee, WI	and Principal	2013	Services, LLC
53202	Financial and		(2002–present).
Age: 42	Accounting
Officer

Adam W. Smith	Secretary	Indefinite Term;	Assistant Vice	N/A	N/A
615 E. Michigan St.		Since	President, U.S.
Milwaukee, WI		May 29,	Bancorp Fund
53202		2015	Services, LLC
Age: 34			(2012–present);
Research Associate,
Vista360, LLC
(2010–2012).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

OTHER
				NUMBER OF	DIRECTORSHIPS
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	HELD BY TRUSTEE
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DURING THE PAST
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	FIVE YEARS
Anita M. Zagrodnik	Chief	Indefinite Term;	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Since July 1,	President, U.S.
Milwaukee, WI	Officer,	2014	Bancorp Fund
53202	Vice President		Services, LLC
Age: 56	and		(January 2014–
	Anti-Money		present); CCO
	Laundering		(2003–2013) and
	Officer		Senior Vice President,
Ariel Investments,
LLC (2010–2013);
Vice President,
Ariel Investments,
LLC (2003–2010).

Jesse J. Schmitting	Assistant	Indefinite Term;	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Since July 21,	President, U.S.
Milwaukee, WI		2011	Bancorp Fund
53202			Services, LLC
Age: 34			(2008–present).

Cullen O. Small	Assistant	Indefinite Term;	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Since January 22,	President, U.S.
Milwaukee, WI		2015	Bancorp Fund
53202			Services, LLC
Age: 29			(2010–present).

Kelly Burns	Assistant	Indefinite Term;	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Since April 23,	Bancorp Fund
Milwaukee, WI		2015	Services, LLC
53202			(2011–present).
Age: 28

Melissa Aguinaga	Assistant	Indefinite Term;	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Since July 1,	Bancorp Fund
Milwaukee, WI		2015	Services, LLC
53202			(2010–present).
Age: 29

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Funds.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

(This Page Intentionally Left Blank.)

Investment Adviser
PT Asset Management, LLC
500 W. Madison, Suite 470
Chicago, IL  60661

888.282.3220
www.PTAMfunds.com

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

This report has been prepared for shareholders
and may be distributed to others only if preceded
or accompanied by a current prospectus.

The Performance Trust Mutual Funds are distributed
by Foreside Fund Services, LLC

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2016	FYE 8/31/2015
Audit Fees	$31,500	$30,500
Audit-Related Fees	0	0
Tax Fees	6,000	6,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2016	FYE 8/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2016	FYE 8/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers
By (Signature and Title)*   /s/ John Buckel
John Buckel, President

Date     11/03/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ John Buckel
John Buckel, President
Date     11/03/16

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     11/03/16

* Print the name and title of each signing officer under his or her signature.